IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO. 2:09-bk-03594-RTB
ILX Resorts Incorporated, et al.	)	CASE NO. 2:09-bk-03594-RTB Joint Administration Under
	)	**BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT**
	)	MONTH OF April-10
	)	DATE PETITION FILED: 3/2/2009
Debtor	)	TAX PAYER ID NO. : **-***4171

Nature of Debtor's Business: Development, marketing and operation of timeshare resorts.

DATE DISCLOSURE STATEMENT FILED	5/17/2010	TO BE FILED
DATE PLAN OF REORGANIZATION FILED	5/17/2010	TO BE FILED

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

Nancy J. Stone
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

Vice Chairman and President
TITLE

5/25/2010
DATE

Nancy J. Stone
PRINTED NAME OF RESPONSIBLE PARTY

PREPARER:

Margaret M. Eardley
ORIGINAL SIGNATURE OF PREPARER

Exec. VP and CFO
TITLE

5/25/2010
DATE

Margaret M. Eardley
PRINTED NAME OF PREPARER

PERSON TO CONTACT REGARDING THIS REPORT: Margaret M. Eardley

PHONE NUMBER: (602) 957-2777

ADDRESS: 2111 E. Highland Ave., Ste. 200
Phoenix, AZ 85016

Entity							
TAX ID# :	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171
	ILX Concent	ILX Concent	ILX Operating	ILX Sales	ILX Operating	ILX Rec Fees	KR Hotel Op
Bank acct # ending :	2923w	3861c	1965c	7664	7565	7572	7847
Bal of Beg of Period	4,576,873.39	177,915.33	0.00	244,369.64	0.00	349.13	2,826.37
RECEIPTS							
Cash sales				547,429.73			
A/R - Prepetition							
A/R - Postpetition							
Loans and Advances							
Sales of Assets							
Transfers FROM other DIP Accounts	1,382,546.19		862.47				3,000.00
Other (See List Below)	1,480,547.85	1.55					
TOTAL RECEIPTS	2,863,094.04	1.55	862.47	547,429.73	0.00	0.00	3,000.00
DISBURSEMENTS							
Business - Ordinary Operations	950,185.15		862.47	17,496.39			2,820.53
Capital Improvements	191,783.15						
Pre-Petition Debt							
Transfers TO other DIP Accounts	925,026.90	862.47		571,280.00			
Other							
TOTAL DISBURSEMENTS	2,066,995.20	862.47	862.47	588,776.39	0.00	0.00	2,820.53
Balance at End of Month	**5,372,972.23**	**177,054.41**	**0.00**	**203,022.98**	**0.00**	**349.13**	**3,005.84**
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:							
Total Disbursements from Above	2,066,995.20	862.47	862.47	588,776.39	0.00	0.00	2,820.53
Less: Transfers to Other DIP Accounts	(925,026.90)	(862.47)	0.00	(571,280.00)	0.00	0.00	0.00
Plus: Estate Disbursements Made by Outside Sources	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Disbursement for Calculating Quarter Fees	1,141,968.30	0.00	862.47	17,496.39	0.00	0.00	2,820.53
OTHER							
Customer Notes Receivable	4,742.40						
Recording Fees	18,790.00						
Textron Cash Collateral	445,845.85						
M&I Cash Collateral							
Insurance Claim Proceeds	1,808.00						
Transfers from Homeowners Associations	1,007,756.85						
Interest	0.00	1.55					
Commissions / Refunds	1,604.75						
Rent	0.00						
Sweep Transfer							

Entity							
TAX ID# :	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171
	BRI Ops	RH Resort	Sedona Spa	RH Depository	KR Depository	BRI Depository	Premiere Dvlpmnt
Bank acct # ending :	7706	9080	7797	0853	7729	7042	7961
Bal of Beg of Period	1,500.00	2,505.17	3,314.74	0.00	0.00	0.00	0.00
RECEIPTS							
Cash sales			8,324.44	1,512.61	66,558.21	73,116.69	21,887.63
A/R - Prepetition							
A/R - Postpetition							
Loans and Advances							
Sales of Assets							
Transfers FROM other DIP Accounts		1,300.00					
Other (See List Below)							
TOTAL RECEIPTS	0.00	1,300.00	8,324.44	1,512.61	66,558.21	73,116.69	21,887.63
DISBURSEMENTS							
Business - Ordinary Operations	0.00	781.41	142.25	167.17	1,330.14	2,337.01	920.40
Capital Improvements							
Pre-Petition Debt							
Transfers TO other DIP Accounts	0.00		7,360.00	1,345.44	65,228.07	70,779.68	20,967.23
Other							
TOTAL DISBURSEMENTS	0.00	781.41	7,502.25	1,512.61	66,558.21	73,116.69	21,887.63
Balance at End of Month	**1,500.00**	**3,023.76**	**4,136.93**	**0.00**	**0.00**	**0.00**	**0.00**
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:							
Total Disbursements from Above	0.00	781.41	7,502.25	1,512.61	66,558.21	73,116.69	21,887.63
Less: Transfers to Other DIP Accounts	0.00	0.00	(7,360.00)	(1,345.44)	(65,228.07)	(70,779.68)	(20,967.23)
Plus: Estate Disbursements Made by Outside Sources	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Disbursement for Calculating Quarter Fees	0.00	781.41	142.25	167.17	1,330.14	2,337.01	920.40

OTHER

- Customer Notes Receivable
- Recording Fees
- Textron Cash Collateral
- M&I Cash Collateral
- Insurance Claim Proceeds
- Transfers from Homeowners Associations
- Interest
- Commissions / Refunds
- Rent
- Sweep Transfer

Entity							
TAX ID# :	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171	86-0564171
	ILA Cncrd Rcpts	KRL Cncrd Rcpts	GE Cncrd Rcpts	ILA Cncrd Rcpts	KRL Cncrd Rcpts	ILX Main Pyrl	ILX Brokerage
Bank acct # ending :	4454c	5057c	9517c	7714w	7805w	7815	12820973w
Bal of Beg of Period	200.00	200.00	200.00	0.00	0.00	0.00	356,104.96
RECEIPTS							
Cash sales							
A/R - Prepetition							
A/R - Postpetition							
Loans and Advances							
Sales of Assets							
Transfers FROM other DIP Accounts						761,027.80	
Other (See List Below)							3.12
TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00	761,027.80	3.12
DISBURSEMENTS							
Business - Ordinary Operations						761,027.80	
Capital Improvements							
Pre-Petition Debt							
Transfers TO other DIP Accounts							
Other							
TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00	761,027.80	0.00
Balance at End of Month	**200.00**	**200.00**	**200.00**	**0.00**	**0.00**	**0.00**	**356,108.08**
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:							
Total Disbursements from Above	0.00	0.00	0.00	0.00	0.00	761,027.80	0.00
Less: Transfers to Other DIP Accounts	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Plus: Estate Disbursements Made by Outside Sources	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Disbursement for Calculating Quarter Fees	0.00	0.00	0.00	0.00	0.00	761,027.80	0.00
OTHER							
Customer Notes Receivable							
Recording Fees							
Textron Cash Collateral							
M&I Cash Collateral							
Insurance Claim Proceeds							
Transfers from Homeowners Associations							
Interest							3.12
Commissions / Refunds							
Rent							
Sweep Transfer							

Entity	
TAX ID# :	
	TOTAL ILX
Bank acct # ending :	

Bal of Beg of Period	
RECEIPTS	
Cash sales	
A/R - Prepetition	
A/R - Postpetition	
Loans and Advances	
Sales of Assets	
Transfers FROM other DIP Accounts	
Other (See List Below)	
TOTAL RECEIPTS	
DISBURSEMENTS	
Business - Ordinary Operations	
Capital Improvements	
Pre-Petition Debt	
Transfers TO other DIP Accounts	
Other	
TOTAL DISBURSEMENTS	
Balance at End of Month	

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements from Above	3,592,703.66
Less: Transfers to Other DIP Accounts	(1,662,849.79)
Plus: Estate Disbursements Made by Outside Sources	0.00
Total Disbursement for Calculating Quarter Fees	1,929,853.87

OTHER

- Customer Notes Receivable
- Recording Fees
- Textron Cash Collateral
- M&I Cash Collateral
- Insurance Claim Proceeds
- Transfers from Homeowners Associations
- Interest
- Commissions / Refunds
- Rent
- Sweep Transfer

ILX Resorts Incorporated
Consolidated Income Statement
For the Month of April 30, 2010

	Golden Eagle Operations	ILX Inc	Kohl's Ranch Lodge	FPLLC	Varsity Clubs	Los Abrigados	Los Abrigados Lodge	Bell Rock Inn	ILX-Bruno	Genesis Investment	Elimination Company	Grand Total
Revenues:												
Sale of Land & Other	0	0	764	0	0	0	0	0	0	0	0	764
Sale - Timeshare Interest	0	1,193,253	0	0	0	4,940	0	0	0	0	0	1,198,192
Resort Operations Revenue	24,789	358,418	97,404	0	184,524	763,149	0	147,689	0	0	(37,401)	1,538,573
Sedona Spa Revenue	0	20,139	0	0	0	0	0	0	0	0	0	20,139
Commissions and Consulting Fees	0	25,000	0	0	0	0	0	0	0	0	(25,000)	0
Total Revenue before Doubtful Acct	24,789	1,596,810	98,169	0	184,524	768,089	0	147,689	0	0	(62,401)	2,757,868
Doubtful Acct Provision	0	(67,238)	0	0	0	0	0	0	0	0	0	(67,238)
Total Revenue	24,789	1,529,571	98,169	0	184,524	768,089	0	147,689	0	0	(62,401)	2,690,430
Cost of Sales:												
Cost of Land & Other	0	0	1,321	0	0	0	0	0	0	(10)	0	1,311
Cost of Timeshare Interest	0	151,068	0	0	0	0	0	0	0	0	0	151,068
Commissions	0	137,712	0	0	18,495	57,458	0	0	0	0	0	213,665
Gty Fees, Closing Costs	0	14,415	0	0	1,302	10,727	0	0	0	0	0	26,444
Cost of Resort Operations	2,257	111,521	111,969	0	185,162	662,846	0	118,606	0	0	(37,401)	1,154,961
Sedona Spa Cost of Sales	0	13,102	0	0	0	0	0	0	0	0	0	13,102
Total of Cost of Sales	2,257	427,818	113,290	0	204,959	731,031	0	118,606	0	(10)	(37,401)	1,560,552
Operating Expenses:												
Salaries, Wages and Consulting	18,855	77,448	0	0	0	121,307	0	0	0	0	0	217,710
Advertising and Promotion	4,525	653,161	581	0	(9,566)	(207,442)	0	753	0	0	0	442,013
Travel and Entertainment	0	790	0	0	0	983	0	0	0	0	0	1,774
Depreciation and Amortization	175	28,643	1,704	5,562	1,812	27,826	0	2,065	1,922	0	0	69,728
Utilities and Telephone	6,589	2,625	0	0	0	4,783	0	0	1,221	0	0	15,217
Rent	0	6,240	0	0	0	0	0	0	0	0	0	6,240
Professional Fees	0	22,665	20	132	0	25,204	0	0	0	0	(25,000)	23,022
Property Taxes	1,710	5,348	3,150	0	25,571	18,153	0	4,253	2,679	0	0	60,863
Insurance	805	12,826	3,232	0	6,011	17,384	0	2,756	453	0	0	43,467
Other Expenses	6,847	1,324	(21)	2,521	(11)	(3,682)	0	(47)	118	20	0	7,069
Total Operating Expenses	39,606	811,071	8,666	8,214	23,817	4,515	0	9,800	6,393	20	(25,000)	887,102
Income Before Interest	(17,075)	290,681	(23,787)	(8,214)	(44,251)	32,542	0	19,283	(6,393)	(10)	0	242,776
Interest Income	0	(153,334)	(54)	0	0	(27)	0	0	0	0	0	(153,415)
Interest Expense (net)	0	197,776	0	0	13,559	0	0	0	17,958	0	0	229,293
Minority Interest (Income)	0	0	0	0	0	0	0	0	0	0	0	0
REORGANIZATION :												
Loss on Disposal of Facility	0	16,250	0	0	0	0	0	0	0	0	0	16,250
Reorganization Professional Fees	0	20,000	0	0	0	0	0	0	0	0	0	20,000
Equity in earnings of Greens Worldwide	0	0	0	0	0	0	0	0	0	0	0	0
Provision for Income Taxes	0	52,299	0	0	0	0	0	0	0	0	0	52,299
Net Income	(17,075)	157,730	(23,733)	(8,214)	(57,810)	32,569	0	19,283	(24,351)	(10)	0	78,389

ILX Resorts Incorporated
Consolidated Income Statement
Through the Month of April 30, 2010

	Golden Eagle Operations	ILX Inc	Kohl's Ranch Lodge	FPLLC	Varsity Clubs	Los Abrigados	Los Abrigados Lodge	Bell Rock Inn	ILX-Bruno	Genesis Investment	Elimination Company	Grand Total
Revenues:												
Sale of Land & Other	0	0	3,084	0	0	0	0	0	0	0	0	3,084
Sale - Timeshare Interest	0	3,692,688	0	0	0	14,250	0	0	0	0	0	3,706,937
Resort Operations Revenue	90,577	1,487,537	365,266	0	736,976	2,530,155	0	489,065	0	0	(102,804)	5,556,793
Sedona Spa Revenue	0	70,500	0	0	0	0	0	0	0	0	(9,060)	61,441
Commissions and Consulting Fees	0	100,000	0	0	0	0	0	0	0	0	(100,000)	0
Total Revenue before Doubtful Acct	90,577	5,350,725	368,349	0	736,976	2,544,405	0	489,065	0	0	(211,864)	9,368,254
Doubtful Acct Provision	0	(208,057)	0	0	0	0	0	0	0	0	0	(208,057)
Total Revenue	90,577	5,142,668	368,349	0	736,976	2,544,405	0	489,065	0	0	(211,864)	9,160,197
Cost of Sales:												
Cost of Land & Other	0	0	5,399	0	0	0	0	0	0	(40)	0	5,359
Cost of Timeshare Interest	0	467,389	0	0	0	0	0	0	0	0	0	467,389
Commissions	0	421,383	0	0	77,259	210,973	0	0	0	0	0	709,615
Cty Fees, Closing Costs	0	43,214	0	0	5,711	34,883	0	0	0	0	0	83,808
Cost of Resort Operations	6,757	421,895	456,390	0	721,992	2,437,364	(838)	456,383	0	0	(106,553)	4,393,401
Sedona Spa Cost of Sales	0	49,871	0	0	0	0	0	0	0	0	(5,237)	44,634
Total of Cost of Sales	6,757	1,403,752	461,789	0	804,962	2,683,221	(838)	456,383	0	(40)	(111,790)	5,704,207
Operating Expenses:												
Salaries, Wages and Consulting	76,580	310,124	0	0	0	499,003	0	0	0	0	0	885,707
Advertising and Promotion	20,100	2,065,750	3,252	0	(39,331)	(456,980)	0	4,960	0	0	(63)	1,598,690
Travel and Entertainment	34	2,769	0	0	0	5,000	0	0	0	0	0	7,802
Depreciation and Amortization	689	116,633	6,939	22,247	7,183	119,001	0	8,464	7,667	0	0	288,823
Utilities and Telephone	31,376	11,153	0	25	0	19,124	0	0	6,985	0	0	68,663
Rent	0	60,928	0	0	0	0	0	0	0	0	0	60,928
Professional Fees	0	109,681	83	8,109	0	100,814	0	0	0	0	(100,000)	118,687
Property Taxes	7,382	24,362	12,600	0	102,284	72,612	0	17,010	10,714	0	0	246,963
Insurance	3,166	26,680	12,795	(331)	23,686	65,609	838	10,947	1,772	0	0	148,172
Other Expenses	26,914	21,626	(82)	7,172	913	(23,574)	0	(89)	5,493	80	(1,742)	36,670
Total Operating Expenses	166,222	2,749,705	35,587	37,222	94,745	404,610	838	41,293	32,610	80	(101,805)	3,461,105
Income Before Interest	(82,402)	989,212	(129,026)	(37,222)	(162,731)	(543,426)	0	(8,601)	(32,610)	(40)	1,731	(5,115)
Interest Income	0	(557,011)	(227)	0	0	(117)	0	0	0	0	0	(557,354)
Interest Expense (net)	0	791,731	0	0	54,238	0	0	0	71,385	0	0	917,354
Minority Interest (Income)	0	0	0	0	0	0	0	0	0	0	(11,947)	(11,947)
REORGANIZATION:												
Loss on Disposal of Facility	0	43,578	0	0	0	0	0	0	0	0	0	43,578
Reorganization Professional Fees	0	133,435	0	0	0	0	0	0	0	0	0	133,435
Equity in earnings of Greens Worldwide	0	0	0	0	0	0	0	0	0	0	0	0
Provision for Income Taxes	0	(212,072)	0	0	0	0	0	0	0	0	0	(212,072)
Net Income	(82,402)	789,552	(128,800)	(37,222)	(216,969)	(543,309)	0	(8,601)	(103,995)	(40)	13,678	(318,108)

ILX Resorts Incorporated
Consolidated Income Statement
Through the Month of April 30, 2010

	Current	Year to Date
Revenues:		
Sale of Land & Other	764	3,084
Sale - Timeshare Interest	1,198,192	3,706,937
Resort Operations Revenue	1,538,573	5,596,793
Sedona Spa Revenue	20,139	61,441
Commissions and Consulting Fees	0	0
Total Revenue before Doubtful Acct Provision	2,757,668	9,368,254
Doubtful Acct Provision	(67,238)	(208,057)
Total Revenue	2,690,430	9,160,197
Cost of Sales:		
Cost of Land & Other	1,311	5,359
Cost of Timeshare Interest	151,068	467,389
Commissions	213,665	709,615
Gty Fees, Closing Costs	26,444	83,808
Cost of Resort Operations	1,154,961	4,393,401
Sedona Spa Cost of Sales	13,102	44,634
Total of Cost of Sales	1,560,552	5,704,207
Operating Expenses:		
Salaries, Wages and Consulting	217,710	885,707
Advertising and Promotion	442,013	1,598,690
Travel and Entertainment	1,774	7,802
Depreciation and Amortization	69,728	288,823
Utilities and Telephone	15,217	68,663
Rent	6,240	60,928
Professional Fees	23,022	118,687
Property Taxes	60,863	246,963
Insurance	43,467	148,172
Other Expenses	7,069	36,670
Total Operating Expenses	887,102	3,461,105
Income Before Interest	242,776	(5,115)
Interest Income	(153,415)	(557,354)
Interest Expense (net)	229,293	917,354
Minority Interest (Income)	0	(11,947)
REORGANIZATION:		
Loss on Disposal of Facility and Other	16,250	43,578
Reorganization Professional Fees	20,000	133,435
Equity in earnings of Greens Worldwide	0	0
Provision for Income Taxes	52,259	(212,072)
Net Income	78,389	(318,108)

ILX Resorts Incorporated WIN
ACCOUNTS RECEIVABLE
For the Four Months Ending April 30, 2010

	Desc	04/30/10
11000-C09-T00-D0-0000-L00-S0	AR KR WATER	(1,095.09)
11000-C40-T00-D0-0000-L00-S0	AR RRC	8,251.42
11000-C80-T00-D0-0000-L00-S0	MISC INTEREST RECEIVABLE - GENISIS	0.00
11008-C11-T00-D0-0000-L00-S0	AR KRVC KOHL'S RANCH	(39,034.89)
11008-C12-T00-D0-0000-L00-S0	AR HO ILA	(6,692.05)
11008-C18-T00-D0-0000-L00-S0	AR HO PVC	401,353.02
11008-C20-T00-D0-0000-L00-S0	AR SVC LAP	(311,067.87)
11008-C51-T00-D0-0000-L00-S0	AR HO VCA IND	(10,039.12)
11008-C53-T00-D0-0000-L00-S0	AR HO VTU	(39,736.00)
11015-C20-T00-D0-0000-L00-S0	MT FEE ALLOW LAP	(62.97)
11015-C51-T00-D0-0000-L00-S0	MT FEE ALLOW VND	(71.13)
11017-C11-T00-D0-0000-L00-S0	AR GST LDGR KOHL'S RANCH	748.84
11017-C13-T00-D0-0000-L00-S0	AR GST LDGR RNH	133.73
11017-C18-T00-D0-0000-L00-S0	CARRIAGE HOUSE ROOM CHRGS JOEY LV	712.66
11017-C20-T00-D0-0000-L00-S0	AR GST LDGR LAP	13,998.70
11017-C22-T00-D0-0000-L00-S0	AR GST LDGR BELL	3,969.71
11017-C30-T00-D0-0000-L00-S0	AR GST LDGR GER	(417.84)
11017-C51-T00-D0-0000-L00-S0	AR GST LDGR VCA IND	10,229.51
11017-C53-T00-D0-0000-L00-S0	AR GST LDGR VTU	(1,338.37)
11018-C11-T00-D0-0000-L00-S0	AR CITY LDGR KOHL'S RANCH	(8,682.07)
11018-C20-T00-D0-0000-L00-S0	AR CITY LDGR LAP	(82,831.71)
11018-C22-T00-D0-0000-L00-S0	AR CITY LDGR BELL	1,163.05
11018-C51-T00-D0-0000-L00-S0	AR CITY LDGR VCA IND	36,712.68
11018-C53-T00-D0-0000-L00-S0	AR CITY LDGR VTU	(250.31)
11023-C30-T00-D0-0000-L00-S0	AR HO GER	(28,036.84)
11024-C11-T00-D0-0000-L00-S0	AR HOA RESERVE KOHL'S RANCH	6,221.95
11024-C18-T00-D0-0000-L00-S0	AR HOA RESERVE PVC	4,391.61
11024-C20-T00-D0-0000-L00-S0	AR HOA RESERVE LAP	1,637.59
11024-C30-T00-D0-0000-L00-S0	AR GE HO Reserve Acct	0.00
11024-C51-T00-D0-0000-L00-S0	AR HOA RESERVE VND	31,371.00
11024-C53-T00-D0-0000-L00-S0	AR HOA RESERVE VTU	8,825.50
11027-C11-T00-D0-0000-L00-S0	STABLES KOHL'S RANCH	666.68
11090-C10-T00-D0-0000-L00-S0	AR - ILX-BRUNO LLC ILX	5,000,000.00
11099-C10-T00-D0-0000-L00-S0	AR MISC ILX	1,748,787.17
11099-C18-T00-D0-0000-L00-S0	AR MISC PVC	7,057.98
11099-C20-T00-D0-0000-L00-S0	AR MISC LAP	0.00
11099-C53-T00-D0-0000-L00-S0	AR MISC VCA TUCSON	250.61
11099-C80-T00-D0-0000-L00-S0	AR MISC GIP	15,061.08
11099-C99-T00-D0-0000-L00-S0	AR MISC ELE	166,306.00

ILX Resorts Incorporated WIN
INVENTORY
For the Four Months Ending April 30, 2010

	Desc	04/30/10	Date Inventory Last Taken
12098-C10-T00-D0-0000-L00-S0	PRINTING INVENTORY	94,264.79	12/31/2009
14500-C10-T00-D0-0000-L00-S0	CERT INV ILX	39,139.50	4/30/2010
14500-C18-T00-D0-0000-L00-S0	CERT INV PVC	0.00	
14500-C20-T00-D0-0000-L00-S0	CERT INV LAP	35,299.08	4/30/2010
14500-C53-T00-D0-0000-L00-S0	CERT INV VCA TUCSON	3,523.35	4/30/2010
15001-C11-T00-D0-0000-L00-S0	HOTEL INV FOOD KOHL'S RANCH	13,969.62	4/30/2010
15001-C18-T20-D0-0000-L16-S0	HOTEL INV FOOD PVC HTL SAN CARLOS	2,472.76	4/30/2010
15001-C20-T00-D0-0000-L00-S0	HOTEL INV FOOD LAP	19,718.82	4/30/2010
15001-C51-T00-D0-0000-L00-S0	HOTEL INV FOOD VCA IND	2,827.49	4/30/2010
15001-C53-T00-D0-0000-L00-S0	HOTEL INV FOOD VTU	3,875.19	4/30/2010
15002-C11-T00-D0-0000-L00-S0	HOTEL INV LIQ KOHL'S RANCH	15,611.86	4/30/2010
15002-C20-T00-D0-0000-L00-S0	HOTEL INV LIQ LAP	26,383.20	4/30/2010
15002-C51-T00-D0-0000-L00-S0	HOTEL INV LIQ VCA IND	4,235.71	4/30/2010
15002-C53-T00-D0-0000-L00-S0	HOTEL INV LIQ VTU	3,642.63	4/30/2010
15003-C20-T00-D0-0000-L00-S0	HOTEL INV BEER LAP	3,821.51	4/30/2010
15003-C51-T00-D0-0000-L00-S0	HOTEL INV BEER VCA IND	465.56	4/30/2010
15003-C53-T00-D0-0000-L00-S0	HOTEL INV BEER VTU	831.19	4/30/2010
15004-C20-T00-D0-0000-L00-S0	HOTEL INV WINE LAP	21,932.06	4/30/2010
15004-C51-T00-D0-0000-L00-S0	HOTEL INV WINE VCA IND	362.57	4/30/2010
15004-C53-T00-D0-0000-L00-S0	HOTEL INV WINE VTU	162.93	4/30/2010
15005-C20-T00-D0-0000-L00-S0	HOTEL INV MIXS LAP	0.00	4/30/2010
15007-C20-T00-D0-0000-L00-S0	HOTEL INV SPA RET LAP	9,439.33	4/30/2010
15008-C20-T00-D0-0000-L00-S0	HOTEL INV RRC PROD LAP	29,900.78	4/30/2010
15009-C20-T00-D0-0000-L00-S0	INVENTORY - CIGARS LAP	1,700.35	4/30/2010
15010-C20-T00-D0-0000-L00-S0	SED SPA INVENTORY - LAP	0.00	
15010-C40-T00-D0-0000-L00-S0	INVENTORY - PRODUCT RRC	122,348.98	4/30/2010
15011-C20-T00-D0-0000-L00-S0	JOEY'S FOOD INVENTOR LAP	40,553.37	4/30/2010
15012-C20-T00-D0-0000-L00-S0	JOEY'S BEVERAGE INV LAP	3,587.46	4/30/2010
15013-C11-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY KOHL'S RANCH	15,296.31	4/30/2010
15013-C13-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY RNH	741.34	4/30/2010
15013-C22-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY BELL	2,047.87	4/30/2010
15013-C51-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY VCA IND	5,628.33	4/30/2010
15013-C53-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY VTU	7,259.21	4/30/2010
15013-C65-T00-D0-0000-L00-S0	GIFT SHOPINVENTORY IET	2,837.45	4/30/2010
15016-C20-T00-D0-0000-L00-S0	RS GS INV LAP	9,854.89	4/30/2010

ILX Resorts Incorporated
Balance Sheet
As of April 30, 2010

	GE	ILX	KOHL'S	FPLLC	VCA	LAP	LAL	BELL ROCK	ILX-BRUNO	GENESIS	ELIMINATIO	TOTAL
Assets												
Cash[1]	37,971	5,508,578	8,011	$0.00	18,135	85,494	$0.00	7,906	151	92,636	$0.00	5,758,883
Notes Receivable	0.00	21,533,232	4,198	0.00	(17,269)	5,866	0.00	0.00	0.00	0.00	0.00	21,526,026
Less: Allowances	0.00	(5,870,075)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(5,870,075)
Other Receivables	(28,455)	7,163,996	(41,175)	0.00	35,954	(378,326)	0.00	5,133	0.00	15,061	166,306	6,938,494
Inventories	0.00	125,563	44,878	0.00	29,291	166,892	0.00	2,048	0.00	0.00	0.00	368,671
Land Held for Sales	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,416,134	605,302	0.00	9,021,436
Resort Property Timeshare	0.00	23,623,481	0.00	0.00	953,494	62,862	0.00	0.00	0.00	10,500	0.00	24,660,337
Bldng, Furn & Equip, Net	4,341	4,618,100	152,002	494,164	27,958	1,378,577	0.00	17,343	5,178,962	10,558	(425,000)	11,457,005
Invest In & Adv Jnt Vents	0.00	9,976,680	0.00	0.00	300	0.00	0.00	0.00	0.00	0.00	(9,975,979)	1,000
Deferred Assets	0.00	43,903	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	43,903
Prepaid and Other Assets	2,870	531,186	9,070	0.00	49,992	92,770	0.00	12,133	183	11,374	0.00	709,577
Goodwill	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Deferred Income Taxes	0.00	1,274,539	0.00	0.00	0.00	1,192,884	0.00	0.00	0.00	958,000	0.00	3,425,423
TOTAL ASSETS	16,727	68,529,182	176,983	494,164	1,107,856	2,607,019	0.00	44,562	13,595,430	1,703,432	(10,234,673)	78,040,681
Liabilities												
Accounts Payable	14,932	4,546,714	42,036	14,067	351,727	340,753	2,904	35,520	500,774	175,296	$0.00	6,024,723
Accrued & Other Liabilities	28,600	1,950,599	75,345	0.00	75,658	776,536	0.00	107,431	922,972	505,662	0.00	4,442,803
Deferred Revenue	0.00	93,678	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	93,678
Due to Affiliates	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Notes Payable	0.00	28,940,095	0.00	0.00	3,219,275	0.00	0.00	0.00	7,766,187	0.00	0.00	39,925,557
Notes Pay To Affiliates	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Due From Affiliates	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Intercompany	2,195,551	(38,103,921)	5,933,836	955,208	8,263,265	24,599,279	990,311	1,099,131	13,904	(5,877,493)	(262,234)	(193,163)
TOTAL LIABILITIES	2,239,083	(2,572,836)	6,051,217	969,275	11,909,925	25,716,589	993,215	1,242,081	9,203,837	(5,196,535)	(262,234)	50,293,597
Minority Interest	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,919,611	1,919,611
Equity												
Partner's Capital	0.00	0.00	0.00	0.00	0.00	(1,944,353)	0.00	0.00	0.00	0.00	1,944,353	0.00
Preferred Stock	0.00	746,665	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	746,665
Common Stock	0.00	30,342,194	0.00	0.00	126,395	0	0.00	0.00	5,500,000	2,020,064	(8,648,458)	29,340,194
Treasury Stock	0.00	(10,005,915)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(10,005,915)
Guaranteed ESOP Obligation	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Retained Earnings	(2,139,955)	49,229,522	(5,745,435)	(437,890)	(10,711,495)	(20,621,887)	(993,215)	(1,188,918)	(1,004,411)	4,879,943	(5,201,623)	6,064,636
Current Earnings	(82,402)	789,552	(128,800)	(37,222)	(216,969)	(543,309)	0.00	(8,601)	(103,995)	(40)	13,678	(318,108)
Total Equity	(2,222,356)	71,102,018	(5,874,235)	(475,112)	(10,802,069)	(23,109,550)	(993,215)	(1,197,519)	4,391,593	6,899,967	(11,892,050)	25,827,472
TOTAL LIABILITIES & EQUITY	16,727	68,529,182	176,983	494,164	1,107,856	2,607,019	0.00	44,562	13,595,430	1,703,432	(10,234,673)	78,040,681

1 Cash not deposited is included in other asset accounts

Acct Desc.	GL 3/31/10	2010 Additions	10 Transfers In	10 Transfers Out	10 Disposals	Depreciation	GL 4/30/10
Furniture & Fixtures	5,271,890.99	-	-	-	-	-	5,271,890.99
Accum Depr Furniture & Fixtures	(4,262,796.00)	-	-	-	-	17,129.78	(4,279,925.78)
Net Furniture & Fixtures	1,009,094.99	-	-	-	-	17,129.78	991,965.21
Office Equipment	2,289,734.28	2,487.31	10,641.36	10,641.36	917.42	-	2,291,304.17
Accum Depr Office Equipment	(1,935,190.76)	-	(10,641.36)	(10,641.36)	(611.61)	11,453.00	(1,946,032.15)
Net Office Equipment	354,543.52	2,487.31	-	-	305.81	11,453.00	345,272.02
Computer Equipment	2,124,257.96	-	-	-	-	-	2,124,257.96
Accum Depr Computer Equipment	(965,972.59)	-	-	-	-	15,360.33	(981,332.92)
Net Computer Equipment	1,158,285.37	-	-	-	-	15,360.33	1,142,925.04
Vehicles	382,817.16	-	-	-	7,348.50	-	375,468.66
Accum Depr Vehicles	(341,008.23)	-	-	-	(7,348.50)	2,009.32	(335,669.05)
Net Vehicles	41,808.93	-	-	-	-	2,009.32	39,799.61
Buildings & Improvements	4,042,064.44	-	-	-	-	-	4,042,064.44
Accum Depr Buildings & Improvements	(895,703.87)	-	-	-	-	14,823.22	(910,527.09)
Net Buildings & Improvements	3,146,360.57	-	-	-	-	14,823.22	3,131,537.35
Land	656,701.41	-	-	-	-	-	656,701.41
Accum Depr Land	-	-	-	-	-	-	-
Net Land	656,701.41	-	-	-	-	-	656,701.41
Leasehold Improvements	218,525.18	-	-	-	-	-	218,525.18
Accum Depr Leasehold Improvements	(200,291.68)	-	-	-	-	1,439.74	(201,731.42)
Net Leasehold Improvements	18,233.50	-	-	-	-	1,439.74	16,793.76
Construction in Progress	5,132,010.90	-	-	-	-	-	5,132,010.90
Total	11,517,039.19	2,487.31	-	-	305.81	62,215.39	11,457,005.30

ILX RESORTS INC.
Additions Report
For Month Ending April 30, 2010

Book = Internal
FYE Month = December

Sys No	Ext	AC	Co Asset No	Description	City (Location)	Cl	G/L Asset Acct No	In Svc Date	P T	Depr Meth	Department	Vendor / Mfg	Disposal Date	Acquired Value
003381	000	A		LG 60" Plasma	Sedona	FF	16005-20	04/12/10	P	SLMM	Stakes & Sticks	CDW Direct		2,487.31

Grand Total $ 2,487.31
Count = 1

Report Name: File Listing
Source Report: <Standard Report>

Calculation Assumptions:
Not applicable to this report

Group/Sorting Criteria:
Group = 2010 Monthly Additions
Include Assets that meet the following conditions:
Internal Book Placed in Service Date is between
04/01/2010 and 04/30/2010

May 19, 2010 at 4:59 PM

ILX RESORTS INC.
Disposal Report
For Month Ending April 30, 2010

Book = Internal
FYE Month = December

Sys No	Ext	G/L Asset Acct		Description		Cl	In Svc Date	Disposal Date	D M	Acquired Value	Current Accum Depreciation	Net Proceeds	Gain/Loss Adjust Basis	Realized Gain (Loss)	G L
001213	000	16010-20		EZ GO ELECTRIC CAR		au	09/28/99	04/06/10	S	$ 7,348.50	$ 7,348.50	$ 0.00	$ 0.00	$ 0.00	Y
003336	000	16005-20		SONY EX-700 Lumen P		ME	08/06/09	04/12/10	S	917.42	611.61	0.00	305.81	(305.81)	Y
Grand Total										$ 8,265.92	$ 7,960.11	$ 0.00	$ 305.81	$ (305.81)	

Count = 2

Report Name: Disposal w GL Codes
Source Report: Disposal

Calculation Assumptions:
Include Sec 168 Allowance & Sec 179: No
Adjustment Convention: Immediate

Group/Sorting Criteria:
Group = 2010 Monthly Disposal
Include Assets that meet the following conditions:
Disposal Date is between 04/01/2010 and 04/30/2010
Sorted by: System No, Extension

May 20, 2010 at 11:48 AM

Aged Payables Report - #1 A/P CLOSE (Det

by Vendor Class Key

ILX INCORPORATED

Aging Date: 4/30/2010

Doc No.	Apply No.	PO No.	Invoice No.	Date	Type		0 - 15	16 - 30	31 - 45	OVER 45
00009 - KRLWATER						-9.21	-9.21	0.00	0.00	0.00
00010 - ILX INCORPORATED						252,117.53	-16,136.15	41,408.65	0.00	226,845.03
00011 - KOHL'S RANCH LODGE						5,147.06	2,738.30	2,408.76	0.00	0.00
00012 - INN AT LOS ABRIGADOS						997.98	53.16	778.32	0.00	166.50
00013 - ROUNDHOUSE						2,365.17	693.68	1,671.49	0.00	0.00
00018 - PREMIERE VACATION CLUB						87.24	87.24	0.00	0.00	0.00
00020 - LOS ABRIGADOS LIMITED PARTNERS						-19,234.59	-43,335.03	21,569.36	1,503.74	1,027.34
00022 - ILX BELL ROCK INN, INC.						17,367.98	3,054.08	6,147.07	8,286.92	-120.09
00030 - GOLDEN EAGLE RESORT OPERATIONS						2,472.59	1,521.31	591.78	0.00	359.50
00040 - SEDONA SPA						3,663.45	3,052.65	610.80	0.00	0.00
00051 - VCA INC IND						890.87	613.40	103.07	0.00	174.40
00053 - VCA TUCSON						12,135.32	3,040.43	9,218.34	0.00	-123.45
Company Totals						278,001.39	-44,626.14	84,507.64	9,790.66	228,329.23

Case Number: 2:09-bk-03594-RTB

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?	X	
Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Funds have been disbursed from Operating Accounts in accordance with the Bank Account Order granted

March 12, 2009

Current number of employees: 508

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Travelers Indemnity Company - P6304949C900TIA10	Commercial Package	04/01/2010-04/01/2011	10 Instmts of $33,735
Travelers Property Casualty Company of America - P8104949C900PHX10	Auto	04/01/2010-04/01/2011	10 Instmts of $3492
Twin City Fire Insurance Company 59WEJY3530	Worker's Compensation	04/01/2010-09/01/2010	$55,044
Travelers Property Casualty Company of America - JBME1301D9442TIL10	Boiler & Machinery	04/01/2010-04/01/2011	10 Instmts of $967
Navigators Insurance Company NY09CCCN02702NV	Crime	04/01/2010-06/01/2010	$1,608
National Union Fire Insurance Company BE 9834481	Umbrella	04/01/2010-06/01/2010	$5,959

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

Debtor has rejected material lease agreements, reduced operating costs and has now filed a Joint Plan of Reorganization and Joint Disclosure Statement with its largest secured creditor

Identify any matters that are delaying the filing of a plan of reorganization:

Check Register Report

by Check Date

ILX INCORPORATED

Cash Account: 10001-C10-T00-D0-0000-L00-S0

Check No.	Check Date	Insider or Professional	Insider or Professional Description	Vendor	Check Amount	
175241	4/1/2010			DESIGN BUSINESS COMM, INC.	2,406.00	phone repair/maintenance
175242	4/1/2010			AMERICAN HOTEL REGISTER CO	193.22	guest room supplies
175243	4/1/2010			AMPCO SYSTEM PARKING 22512574	189.81	garage parking
175244	4/1/2010			AVANTE MARKETING LLC	3,536.40	tours
175245	4/1/2010			ALLIED WASTE SERVICES #271	450.06	utility
175246	4/1/2010			U.S. BANK, N.A.	7,076.07	loan
175247	4/1/2010			PETTY CASH	317.59	petty cash reimbursement
175248	4/1/2010			INDIAN WELLS PARTNERS, LTD	6,667.00	monthly lease pymt
175249	4/1/2010			LOS ABRIGADOS PETTY CASH	1,057.65	petty cash reimbursement
175250	4/1/2010			SEDONA SALES PETTY CASH	1,492.00	petty cash reimbursement
175251	4/1/2010			MOBILE MINI, INC.	422.67	monthly storage fee
175252	4/1/2010			NEW LEAF LANDSCAPING LLC	605.00	landscape service
175253	4/1/2010			NIPSCO	2,292.40	utility
175254	4/1/2010			ON HOLD PRODUCTIONS AUDIO	60.89	hold music
175255	4/1/2010			GREATER PHOENIX CHAMBER	690.00	weblink renewal
175256	4/1/2010			SEDONA VILLAGE BUSINESS ASSOC.	50.00	maint. Fee
175257	4/1/2010			SEDONA CHAMBER OF COMMERCE.	526.72	membership dues
175258	4/1/2010			SEDONA PRODUCE, INC.	2,369.66	food order
175259	4/1/2010			SEDONA TROLLEY	436.75	advertising
175260	4/1/2010			SEAGULL VACATIONS, INC.	1,852.92	certificate purchase
175261	4/1/2010			SOUTHWEST GAS CORPORATION	3,756.71	utility
175262	4/1/2010			VALLEY LEA LABORATORIES, INC	200.00	pool & spa
175263	4/1/2010			VARSITY CLUBS OF AMERICA SB	577.46	petty cash reimbursement
175264	4/1/2010			WILLIS OF ARIZONA, INC.	7,507.00	notary bond
175265	4/1/2010			RED FEATHER LIFE	87.46	spa - cds
175266	4/2/2010			COCONINO COUNTY RECORDER	160.00	title fees / recorder fees
175267	4/2/2010			COCONINO COUNTY RECORDER	142.00	title fees / recorder fees
175268	4/2/2010			COCONINO COUNTY RECORDER	61.00	title fees / recorder fees
175269	4/2/2010			COCONINO COUNTY RECORDER	71.00	title fees / recorder fees
175270	4/2/2010			COCONINO COUNTY RECORDER	96.00	title fees / recorder fees
175271	4/2/2010			COCONINO COUNTY RECORDER	630.00	title fees / recorder fees
175272	4/2/2010			COCONINO COUNTY RECORDER	144.00	title fees / recorder fees
175273	4/2/2010			ILX PREMIERE VACATION CLUB	367.52	owner loan pymt/fees
175274	4/2/2010			SERVICE SOLUTIONS GROUP LLC	1,144.28	thermostat switch
175275	4/2/2010			ILX PREMIERE VACATION CLUB	273.94	owner loan pymt/fees
175276	4/5/2010			BEELINE DISTRIBUTING	66.79	food purchases
175277	4/5/2010			EPICUREAN FOODS	606.47	food order
175278	4/5/2010			HOLSUM BAKERY INC.	274.00	bread
175279	4/5/2010			JPS PAINT CENTER	515.05	paint supplies
175280	4/5/2010			PACIFIC SEAFOOD CO.	700.30	Restaurant supplies
175281	4/5/2010			RESERVE ACCOUNT	200.00	postage prepymt
175282	4/5/2010			SEDONA ACE HARDWARE	604.23	building supplies
175283	4/5/2010			SHAMROCK FOODS COMPANY	763.49	food order
175284	4/5/2010			STOCK YARDS PHOENIX	630.29	food order
175285	4/5/2010			U. S. FOODSERVICE INC.	15,149.73	food order
175286	4/5/2010			U.S. FOODSERVICE, INC.	694.68	food order
175287	4/5/2010			US FOOD SERVICE	167.66	food order
144180	4/6/2010			Archer and Roshawn Craig	-104.73	Golden Eagle remodeling
174666	4/6/2010			POSTAGE BY PHONE	-3,000.00	postage
175288	4/6/2010			AMERICAN MULTI-CINEMA, INC.	615.00	certificate purchase
175289	4/6/2010			HOME DEPOT INCENTIVES	4,900.00	gift cards
175290	4/6/2010			POSTAGE BY PHONE	3,000.00	postage
175291	4/6/2010			UNITED PRINTING & MAILING	2,711.16	processing & postage - newsltr
175292	4/6/2010			PURCHASE POWER	3,000.00	Finance charges
175293	4/7/2010			10-S TENNIS SUPPLY	195.50	repair materials for SPA
175294	4/7/2010			ACE HARDWARE	48.91	building supplies
175295	4/7/2010			AROMA COFFEE CO., LLC	439.51	coffee order
175296	4/7/2010			ADP, INC.	1,306.87	payroll services
175297	4/7/2010			ADT SECURITY SERVICES INC.	597.55	security services
175298	4/7/2010			ALPEN SERVICES INC.	190.00	Plumbing service
175299	4/7/2010			AMERICAN HOTEL REGISTER CO	9.35	guest room supplies
175300	4/7/2010			AMENITY SERVICES, INC.	571.28	coffee order
175301	4/7/2010			AMERICAN MACHINERY WORKS	330.32	sedona spa supplies
175302	4/7/2010			ARIZONA WAFFLES INC.	59.00	food order
175303	4/7/2010			A & S PLUMBING SPECIALTIES	16.99	plumbing supplies
175304	4/7/2010	-	Senior Vice President	DOROTHY G. BAKER	40.00	expense report
175305	4/7/2010			BIMBO BAKERIES USA	35.79	food for restaurants
175306	4/7/2010			BIG PARK WATER COMPANY	1,435.72	utility
175307	4/7/2010			BOB'S TREE & LANDSCAPING	175.00	vac store - 9 music dvd's
175308	4/7/2010			BOTANIC EFFECTS, LLC.	213.80	interior plant service
175309	4/7/2010			BOCA TERRY LLC.	1,316.30	robes
175310	4/7/2010			CHERYL BRENMAN	76.32	credit card
175311	4/7/2010			BRUSH DANCE	200.15	Redemption of ilx $
175312	4/7/2010			BUBBLE MARKETING	200.40	wipes
175313	4/7/2010			TWILA CALDWELL	325.00	repair & maint. Kitchen equip.
175314	4/7/2010			CDW DIRECT, LLC	159.74	dvd players
175315	4/7/2010			CENTRAL ARIZONA SUPPLY	153.06	plumbing supplies
175316	4/7/2010			JOE CHANDLER	21.60	expense report
175317	4/7/2010			COCONINO COUNTY RECORDER	59.00	title fees / recorder fees
175318	4/7/2010			COCONINO COUNTY RECORDER	96.00	title fees / recorder fees
175319	4/7/2010			COCONINO COUNTY RECORDER	268.00	title fees / recorder fees
175320	4/7/2010			COCONINO COUNTY RECORDER	42.00	title fees / recorder fees
175321	4/7/2010			COX COMMUNICATIONS	1,267.36	utility
175322	4/7/2010			CUMMINGS PLUMBING.	390.00	plumbing repairs
175323	4/7/2010			DEX EAST	653.50	phone directory adv.

175324	4/7/2010			CHARISE SIMPSON	103.98	printing service
175325	4/7/2010			ECHOSTAR DBS CORP	584.75	satellite bill
175326	4/7/2010			DOCUMENT TECHNOLOGIES	1,598.94	copy machine repair;corp office
175327	4/7/2010			DREAMS IN ACTION DISTRIBUTION	42.96	Books for resale
175328	4/7/2010	*	Executive Vice President	THOMAS DUNLAP	1,021.31	employee expense reimbursement
175329	4/7/2010	*	Executive Vice President/CFO	MARGARET EARDLEY	1,059.10	expense report
175330	4/7/2010			ECOLAB	3,391.79	cleaning supplies
175331	4/7/2010			PEGASUS SOLUTIONS COMPANIES	290.54	reservation comm
175332	4/7/2010			ESTES PARK RENT ALL INC.	38.45	equipment rental
175333	4/7/2010			EXPEDIA TRAVEL	34.30	Commission
175334	4/7/2010			F&S DISTRIBUTORS	5,494.53	soap
175335	4/7/2010			FEDERAL EXPRESS	0.00	courier packages/shipping
175336	4/7/2010			FEDEX	65.85	courier packages
175337	4/7/2010			FIRST CHOICE SERVICES	120.84	coffee service/supplies
175338	4/7/2010			GRETCHEN FORBECK	34.99	expense report
175339	4/7/2010			GDG ENTERPRISES, INC.	450.62	gravel
175340	4/7/2010			COMPUTERSHARE INVESTOR SERVICE	1,124.86	transfer agent & registrar
175341	4/7/2010			WEST-LITE SUPPLY CO., INC.	349.06	lightbulbs & lighting
175342	4/7/2010			GARRY BROWN	375.41	Pool repair
175343	4/7/2010			INTELLIGENTSIA ROASTING WORKS	892.62	coffee
175344	4/7/2010			JASPER'S CLEAR POOL WHOLESALE	40.00	pool & spa supplies
175345	4/7/2010			KECK'S KLEAR WATER CO	45.90	water service
175346	4/7/2010			KITCHEN & COMPANY	98.69	sand
175347	4/7/2010			JUDY LERETTE	174.00	SPA Repair
175348	4/7/2010			LINCOLN SEWER CLEANING, INC.	270.00	plumbing repairs
175349	4/7/2010			MAKA BEAUTY SYSTEMS	532.08	spa supplies
175350	4/7/2010			MEDCO SUPPLY COMPANY	8.62	spa supplies
175351	4/7/2010			MICRO FRIDGE	574.88	fridge - "o" bldg remodel
175352	4/7/2010			LAUREE MOFFETT	298.01	expense report
175353	4/7/2010			RONNIE MOORE	91.00	Reimbursement for loan overpayment
175354	4/7/2010			MULLIGANS	1,336.00	reimb. Ilx $
175355	4/7/2010			MUZAK - SOUTHWEST	945.22	music services
175356	4/7/2010			NATIONAL GYM SUPPLY, INC.	162.90	spa - weight stickers
175357	4/7/2010			NAVOPACHE ELECTRIC	6,479.58	utility
175358	4/7/2010			NORTHERN COLORADO PAPER INC.	198.78	bathrm & laundry supplies
175359	4/7/2010			NEUMAN ENTERPRISES	135.42	Painting supplies
175360	4/7/2010			VIKI NELSON	44.99	expense report
175361	4/7/2010			ON HOLD PRODUCTIONS AUDIO	49.95	hold music
175362	4/7/2010			ONE STOP TRAVEL INCENTIVES	1,119.50	certificate purchase
175363	4/7/2010			PEPSI-COLA BOTTLING CO.	343.90	beverage supply
175364	4/7/2010			PEPSI COLA BOTTLING COMPANY	620.20	beverage supply
175365	4/7/2010			PHOENIX RUBBER STAMP CO INC	17.07	stamp & notary book
175366	4/7/2010			PLANT FAIR NURSERY, INC.	443.50	plants
175367	4/7/2010			PRICELINE.COM INCORPORATED	15.00	Commissions
175368	4/7/2010			PRUDENTIAL OVERALL SUPPLY	477.42	aprons & towels
175369	4/7/2010			SOURCE ONE	86.87	canliners
175370	4/7/2010			ILX PREMIERE VACATION CLUB	565.00	owner loan pymt/fees
175371	4/7/2010			PTL ENTERPRISES	634.64	vac store - shop supplies
175372	4/7/2010			QWEST	1,157.99	utility
175373	4/7/2010			RANA FIRE PROTECTION LLC	1,684.47	Annual inspection
175374	4/7/2010			REGAL ART & GIFT	137.88	trinkets for sale in vacation store
175375	4/7/2010			MILTON R. THOMPSON	273.66	keys & locks
175376	4/7/2010			RED ROCK TV	1,560.00	advertising
175377	4/7/2010			ROCKY MOUNTAIN HEALTH CLUB INC	42.00	use of gym
175378	4/7/2010			DEK AUTO PARTS	37.36	mechanical parts
175379	4/7/2010			ESTES PARK CVB	332.50	ads 1/2 pymt
175380	4/7/2010			RRC COURIERS	368.00	courier deliveries
175381	4/7/2010			RED ROCK SPRING FARMERS	1,256.00	reimbursement for ILX dollars
175382	4/7/2010			SCHINDLER ELEVATOR CORPORATION	567.66	elevator service
175383	4/7/2010			NPG CABLE, INC. OF ARIZONA	42.75	utility
175384	4/7/2010			SEATTLE CHOCOLATE COMPANY	323.90	food order
175385	4/7/2010			THE SEDONA NOW NETWORK, INC.	716.00	advertising
175386	4/7/2010			SERVICE SOLUTIONS GROUP LLC	435.02	thermostat switch
175387	4/7/2010			ST JOSEPH'S COUNTY AUDITOR	10.00	title/recorder fees
175388	4/7/2010			KENNETH SMITH	12.15	commission
175389	4/7/2010			SOUTHWEST MOBILE STORAGE-PHX	73.64	monthly storage fee
175390	4/7/2010			SMITH-SOUTHWESTERN INC	470.66	gift shop items
175391	4/7/2010			SNAPPY LAWN SERVICE, INC.	80.00	landscape service
175392	4/7/2010			SOBEL WESTEX	366.80	towels,cushions,pillows/o-bldg remodel
175393	4/7/2010			SPORTS SOLUTIONS INC	427.88	guest room supplies
175394	4/7/2010			STAPLES ADVANTAGE	643.27	guest supplies
175395	4/7/2010			STAPLES BUSINESS ADVANTAGE	514.38	office supplies
175396	4/7/2010			ST JOSEPH'S COUNTY RECORDER	42.00	Recorder fees
175397	4/7/2010			TELNET CORPORATION	312.00	phn repairs
175398	4/7/2010			TOTAL FORMS MANAGEMENT, INC.	27.50	print/stationery/storage
175399	4/7/2010			TRAVELNOW.COM INC	76.90	travel commissions
175400	4/7/2010			THE TRAINING CONSORTIUM, LLC	200.00	Access to e-training courses
175401	4/7/2010			TUCSON RESTAURANT EQUIPMENT	113.00	Repair in kitchen eqpt.
175402	4/7/2010			UNITED RENTALS NORTHWEST, INC.	2,887.81	Ground repair
175403	4/7/2010			USA TODAY	62.00	newspaper
175404	4/7/2010			QWEST	2,286.66	utility
175405	4/7/2010			VERDE CANYON RAILROAD	383.76	gift certs
175406	4/7/2010			VERDE VILLAGE GLASS, LLC	239.72	"O" bldg remodel
175407	4/7/2010			ROBERT D. WAIBEL	107.94	expense report
175408	4/7/2010			WASTE MANAGEMENT of ARIZONA	782.42	utility
175409	4/7/2010			WESTERN STATES FIRE PROTECTION	1,950.00	restaurant exhaust cleaning
175410	4/7/2010			GRAINGER , INC	195.71	building supplies
175411	4/7/2010			MARY E. ZELENSKI	33.16	employee expense reimbursement
175412	4/7/2010			ILX PREMIERE VACATION CLUB	174.28	owner loan pymt/fees
175413	4/8/2010			ARIZONA KEY MAGAZINE	275.00	advertising
175414	4/8/2010			AVANTE MARKETING LLC	1,775.58	tours
175415	4/8/2010			AZ HIGH DESERT REALTY, LLC.	4,006.34	sales commissions

175416	4/8/2010	BELL ROCK INN (PETTY CASH)	389.51	hotel petty cash
175417	4/8/2010	BREARLEY INVESTMENT CO. INC	951.92	vac. Store - calenders/strips
175418	4/8/2010	COMMONWEALTH SOAP & TOILETRIES	8,400.72	sea kelp soap
175419	4/8/2010	RONALD ERVIN	600.00	sales commissions
175420	4/8/2010	FEDERAL EXPRESS	1,173.86	courier packages/shipping
175421	4/8/2010	PETTY CASH	110.26	petty cash reimbursement
175422	4/8/2010	GMAC FINANCIAL SERVICES	530.62	van pymt
175423	4/8/2010	HOSPICE OF THE VALLEY	50.00	elevator monitor
175424	4/8/2010	KENNETH D. HULL	1,793.20	commission
175425	4/8/2010	AMANDA GILLMAN	607.55	tuc - sales petty cash
175426	4/8/2010	MARC A. KINCAID	2,093.72	sales commissions
175427	4/8/2010	SEDONA SALES PETTY CASH	1,340.00	petty cash reimbursement
175428	4/8/2010	JEFFREY PAUL MELLON	906.24	Commissions
175429	4/8/2010	MUZAK - SOUTHWEST	750.32	music services
175430	4/8/2010	DAVID C. PARSONS	3,644.00	sales commissions
175431	4/8/2010	PITNEY BOWES GLOBAL FINANCIAL	4,994.09	mail machines
175432	4/8/2010	PITNEY BOWES PURCHASE POWER	0.00	mail machines
175433	4/8/2010	BRAD RAMER	4,307.31	sales commissions
175434	4/8/2010	SEDONA PRODUCE, INC.	3,105.11	food order
175435	4/8/2010	BRIAN TROOP	7,339.95	monthly rent payment
175436	4/8/2010	TROPHIES UNLIMITED &	13.56	Printing & stationery
175437	4/8/2010	WILLIS OF ARIZONA, INC.	37,664.00	commercial package premium
175438	4/8/2010	PITNEY BOWES PURCHASE POWER	12.00	mail machines
175439	4/9/2010	ARIZONA PUBLIC SERVICE	299.59	utility
175440	4/9/2010	CARSON'S GOLDEN MALTED	98.00	waffle mix
175441	4/9/2010	MISSION LINEN SERVICE	4,664.11	laundry service
175442	4/9/2010	PITNEY BOWES GLOBAL FINANCIAL	177.75	mail machines
175443	4/9/2010	ILX PREMIERE VACATION CLUB	302.06	owner loan pymt/fees
175444	4/12/2010	ARIZONA DEPARTMENT OF REVENUE	50.00	Sales tax
175445	4/12/2010	ARIZONA DEPARTMENT OF REVENUE	50.00	Sales tax
175446	4/12/2010	ARIZONA DEPARTMENT OF REVENUE	50.00	Sales tax
175447	4/12/2010	ARIZONA DEPARTMENT OF REVENUE	60.00	Sales tax
175448	4/12/2010	ARIZONA DEPARTMENT OF REVENUE	50.00	Sales tax
175449	4/12/2010	ARIZONA DEPARTMENT OF REVENUE	50.00	Sales tax
175450	4/12/2010	BEELINE DISTRIBUTING	18.34	food purchases
175451	4/12/2010	STATE OF CALIFORNIA	800.00	taxes
175452	4/13/2010	CITY OF SEDONA	5,758.64	utility
175453	4/13/2010	CSK AUTO, INC.	102.48	auto supplies
175454	4/12/2010	HOLSUM BAKERY INC.	154.73	bread
175455	4/12/2010	JPS PAINT CENTER	301.47	paint supplies
175456	4/12/2010	MISHAWAKA UTILITIES	3,404.75	utility
175457	4/12/2010	MOUNT HOPE WHOLESALE,INC	442.76	food order
175458	4/12/2010	PACIFIC SEAFOOD CO.	372.35	Restaurant supplies
175459	4/12/2010	PONDEROSA DOMESTIC W. I. D.	772.74	utility
175460	4/12/2010	SEDONA ACE HARDWARE	735.49	building supplies
175461	4/12/2010	SHAMROCK FOODS COMPANY	1,993.04	food order
175462	4/12/2010	STOCK YARDS PHOENIX	237.77	food order
175463	4/12/2010	TOWN OF ESTES PARK	1,934.34	utility
175464	4/12/2010	U. S. FOODSERVICE INC.	15,331.72	food order
175465	4/12/2010	U.S. FOODSERVICE, INC.	929.00	food order
175466	4/12/2010	US FOOD SERVICE	230.59	food order
175467	4/12/2010	VILLAGE ACE HARDWARE &	617.33	building supplies
175468	4/12/2010	ARIZONA DEPARTMENT OF REVENUE	60.00	Sales tax
175469	4/13/2010	AGM SALES & SERVICE, LLC	2,551.37	annual subscription
175470	4/13/2010	ARIZONA PUBLIC SERVICE	19,527.99	utility
175471	4/13/2010	UNISOURCE ENERGY SERVICES	9,000.00	utility
175472	4/13/2010	COCONINO COUNTY RECORDER	38.00	title fees / recorder fees
175473	4/13/2010	COCONINO COUNTY RECORDER	338.00	title fees / recorder fees
175474	4/13/2010	COCONINO COUNTY RECORDER	11.00	title fees / recorder fees
175475	4/13/2010	MAGGIE MARTELL	130.00	cleaning service
175476	4/13/2010	MOBILE MINI, INC.	175.45	monthly storage fee
175477	4/13/2010	TUCSON ELECTRIC POWER COMPANY	6,000.00	utility
175478	4/13/2010	COIN & PROFESSIONAL	340.74	Repair kit
175479	4/14/2010	A-1 TEXTILES & HOSPITALITY	1,069.98	towels & sheets
175480	4/14/2010	ACE HARDWARE	17.38	building supplies
175481	4/14/2010	AROMA COFFEE CO., LLC	539.40	coffee order
175482	4/14/2010	William Adkins	30.04	trinkets of bird, bird clip
175483	4/14/2010	AMERICAN EXPRESS TRAVEL RELATE	35.50	Commission
175484	4/14/2010	AMERIGAS - CAMP VERDE	8,330.60	utility
175485	4/14/2010	AMERICAN HOTEL REGISTER CO	1,282.61	guest room supplies
175486	4/14/2010	AMERICAN MACHINERY WORKS	70.87	sedona spa supplies
175487	4/14/2010	Ann Marchilelli	86.07	Building Repair
175488	4/14/2010	ARIZONA PROPANE	12,985.38	utility
175489	4/14/2010	L. C. DISTRIBUTION, L.L.C.	48.43	water service
175490	4/14/2010	AT&T MOBILITY	1,999.30	utility
175491	4/14/2010	Valree C. Austin	111.33	pool & spa
175492	4/14/2010	ARIZONA COMMERCIAL LIGHTING	100.59	Electric supplies
175493	4/14/2010	BIMBO BAKERIES USA	28.21	food for restaurants
175494	4/14/2010	BIDDLE'S NURSERY	80.91	plants
175495	4/14/2010	Harold Brandt	30.00	Millennium Membership
175496	4/14/2010	TOSHIBA BUSINESS SOLUTIONS	139.09	copier/fax supplies
175497	4/14/2010	C & M COMMUNICATIONS	193.52	building supplies
175498	4/14/2010	CDC POOLS, INC	10,193.06	plumbing supplies
175499	4/14/2010	CDW DIRECT, LLC	1,365.44	dvd players
175500	4/14/2010	CHIEFTAIN WILD RICE CO	91.00	food order
175501	4/14/2010	CIGNA HEALTHCARE - STARBRIDGE	2,867.02	employee medical insurance
175502	4/14/2010	COPPERSTATE RESTAURANT	643.00	thermal rolls/micros agreement
175503	4/14/2010	WATER DEPT CITY OF PHOENIX	98.37	utility
175504	4/14/2010	SPARKLETTS (PRESCOTT VALLEY)	177.66	water service
175505	4/14/2010	CREATIVE PRINTING & COPY TOO	96.25	spa invoices-4 prt
175506	4/14/2010	CULLIGAN	495.05	plumbing supplies
175507	4/14/2010	DISCOVERY TOURS AND CRUISES	43.50	travel commissions

175508	4/14/2010			ESTES PARK RENT ALL, INC.	142.66	equipment rental
175509	4/14/2010			EXPEDIA TRAVEL	53.00	Commission
175510	4/14/2010			EXPEDIA INCORPORATED	101.10	travel commissions
175511	4/14/2010			F&S DISTRIBUTORS	577.21	soap
175512	4/14/2010			FEDERAL EXPRESS	642.34	courier packages/shipping
175513	4/14/2010			FEDEX	47.68	courier packages
175514	4/14/2010			FIRST CHOICE SERVICES	32.95	coffee service/supplies
175515	4/14/2010			CHASE CARD SERVICES	532.06	credit card
175516	4/14/2010			FRONTIER	1,868.14	phn bill
175517	4/14/2010			GILDEN TREE, INC.	372.00	property tax
175518	4/14/2010			Carl M. Gonzales	36.58	items for gift shop
175519	4/14/2010			GREATLAND CORPORATION	238.66	membership dues
175520	4/14/2010	*	Wife of Chairman/CEO	MIA MARTORI	351.88	employee expense reimbursement
175521	4/14/2010			WEST-LITE SUPPLY CO., INC.	640.57	lightbulbs & lighting
175522	4/14/2010			HOUSTON VACUUM CLEANER CO.	144.67	vacuum parts
175523	4/14/2010			INTERVAL INTERNATIONAL	2,341.40	premiere vacation club - new sales
175524	4/14/2010			INTERVAL INTERNATIONAL, INC.	218.35	premiere vacation club - new sales
175525	4/14/2010			INDIANA SECRETARY OF STATE	30.00	Filing fees
175526	4/14/2010			IP SOLUTIONS, INC	693.00	Telephone repair
175527	4/14/2010			IT'S A PARTY INC	480.06	logo shirts & jackets
175528	4/14/2010			JASPER'S CLEAR POOL WHOLESALE	926.96	pool & spa supplies
175529	4/14/2010			Robert C. Kuhn	44.96	Capital project / carpeting
175530	4/14/2010			LOS ABRIGADOS PETTY CASH	738.64	petty cash reimbursement
175531	4/14/2010			LESLIE'S POOLMART, INC	205.84	pool & spa supplies
175532	4/14/2010			LEWUS ELECTRIC CO. INC	133.77	cleaning supplies - water co.
175533	4/14/2010			SEDONA SALES PETTY CASH	1,540.00	petty cash reimbursement
175534	4/14/2010			Billy McManus	36.36	Vehicle repair
175535	4/14/2010			NATIONAL GYM SUPPLY, INC.	21.51	spa - weight stickers
175536	4/14/2010			NORTHERN COLORADO PAPER INC.	50.80	bathrm & laundry supplies
175537	4/14/2010			PEPSI COLA BOTTLING COMPANY	129.00	beverage supply
175538	4/14/2010			PITNEY BOWES PURCHASE POWER	26.07	mail machines
175539	4/14/2010			Penelope Pinkowski	75.02	reservation commisions
175540	4/14/2010			PRICELINE.COM INCORPORATED	16.50	Commissions
175541	4/14/2010			PRUDENTIAL OVERALL SUPPLY	159.14	aprons & towels
175542	4/14/2010			QWEST	43.42	utility
175543	4/14/2010			MILTON R. THOMPSON	37.88	keys & locks
175544	4/14/2010			RESTAURANT TEA SERVICE	140.87	tea order
175545	4/14/2010			ROCKY MOUNTAIN HEALTH CLUB INC	77.00	use of gym
175546	4/14/2010			M. S. WHITE & SONS INC.	158.75	repair & maint. Kitchen & ladies spa
175547	4/14/2010			RED ROCK RENTAL	1,132.30	equipment rental
175548	4/14/2010			Stephen J. Sabyan	53.04	interest pymt
175549	4/14/2010			SCHINDLER ELEVATOR CORPORATION	7.94	elevator service
175550	4/14/2010			SCI ALARM INC.	105.50	alarm service
175551	4/14/2010			NPG CABLE, INC. OF ARIZONA	64.95	utility
175552	4/14/2010			SEDONA ENGRAVING & AWARDS	543.47	engraving/plaques
175553	4/14/2010			MARIA LASIA	2,347.19	consignment sales
175554	4/14/2010			SEMSTREAM, LP	405.77	utility
175555	4/14/2010			MICHAEL H. ROGERS	325.00	emply expense reimb
175556	4/14/2010			SOUTHWEST GLASSWARE	185.86	Rooms supplies
175557	4/14/2010			THE STAATS MARKETING TEAM, LLC	1,980.00	tour commissions
175558	4/14/2010			STAPLES BUSINESS ADVANTAGE	541.59	office supplies
175559	4/14/2010			COMCAST CABLE	1,457.61	utility
175560	4/14/2010			TELECHECK SERVICES, INC.	14.82	check services
175561	4/14/2010			TOTAL FORMS MANAGEMENT, INC.	10.00	print/stationary/storage
175562	4/14/2010			TRAVELNOW.COM INC	78.70	travel commissions
175563	4/14/2010			TRIPS INCENTIVES CORP	160.00	Tours
175564	4/14/2010			TRI STATE MUSIC AND VIDEO	199.00	digital musi & mags; on-hld svc
175565	4/14/2010	*	Executive Vice President	TY KREHBIEL	100.00	employee expense reimbursement
175566	4/14/2010			UNITED PARCEL SERVICE	503.30	courier/shipping packages
175567	4/14/2010			USA TODAY	92.00	newspaper
175568	4/14/2010			USA TODAY	98.58	newspaper
175569	4/14/2010			USA TODAY	62.00	newspaper
175570	4/14/2010			USA TODAY	209.78	newspaper
175571	4/14/2010			JOHN & JOE VILLEGAS	250.00	landscape service
175572	4/14/2010			VERDE CANYON RAILROAD	3,573.68	gift certs
175573	4/14/2010			VERDE VALLEY RENTALS, INC.	298.36	equipment rental
175574	4/14/2010			WULFF'S CONTRACT FURNITURE	29,234.50	furniture order
175575	4/14/2010			WASTE MANAGEMENT of ARIZONA	4,328.47	utility
175576	4/14/2010			THE WELCOME CENTER	1,200.00	Tours
175577	4/14/2010			Carol J. Williams	53.95	Outside service / web photo
175578	4/14/2010			Valna Y. Wilson	648.38	pool & spa
175579	4/14/2010			WILLIS OF ARIZONA, INC.	570.00	boiler & machinery
175580	4/14/2010			WASTE MANAGEMENT OF ESTES PARK	902.13	utility
175581	4/14/2010			WORLD CHOICE TRAVEL	44.00	commission
175582	4/14/2010			GRAINGER , INC	94.67	building supplies
175583	4/14/2010			CDC POOLS, INC	6,745.00	plumbing supplies
175584	4/14/2010			ELECTRIC VEHICLE COMPANY	2,177.92	electric cart deposit
175585	4/15/2010			AGM SALES & SERVICE, LLC	756.31	annual subscription
175586	4/15/2010			AVANTE MARKETING LLC	2,809.40	tours
175587	4/15/2010			ARIZONA WATER CO	3,753.14	utility
175588	4/15/2010			E AND E PAVING	184.00	paving
175589	4/15/2010			HOME DEPOT INCENTIVES	5,880.00	gift cards
175590	4/15/2010			HOME SECURITY CENTERS, INC.	108.00	elevator monitor
175591	4/15/2010			LOS ABRIGADOS PETTY CASH	909.92	petty cash reimbursement
175592	4/15/2010			PINETOP-LAKESIDE SANITARY	1,134.00	utility
175593	4/15/2010			ILX PREMIERE VACATION CLUB	347.47	owner loan pymt/fees
175594	4/15/2010			XCEL ENERGY	2,267.54	utility
175595	4/15/2010			MARC WAYNE SAXE	3,150.00	tours
175596	4/15/2010			SEDONA PRODUCE, INC.	2,564.60	food order
175597	4/15/2010			VCA-TUCSON PETTY CASH	58.55	petty cash reimbursement
175598	4/15/2010			E AND E PAVING	25,974.80	paving
175599	4/15/2010			ILX PREMIERE VACATION CLUB	103.00	owner loan pymt/fees

175600	4/15/2010		ILX PREMIERE VACATION CLUB	170.92	owner loan pymt/fees
175601	4/15/2010		ILX PREMIERE VACATION CLUB	307.50	owner loan pymt/fees
175602	4/16/2010		ARIZONA CORPORATION	10.00	annual report filing fee
175603	4/16/2010		ILX PREMIERE VACATION CLUB	605.00	owner loan pymt/fees
175604	4/19/2010		BEELINE DISTRIBUTING	29.79	food purchases
175605	4/19/2010		UNISOURCE ENERGY SERVICES	9,310.56	utility
175606	4/19/2010		EPICUREAN FOODS	926.79	food order
175607	4/19/2010		HOLSUM BAKERY INC.	203.23	bread
175608	4/19/2010		MOUNTAIN PUBLISHING, INC.	300.00	food order
175609	4/19/2010		MULTALER INCORPORATED	1,474.01	SPA supplies
175610	4/19/2010		PACIFIC SEAFOOD CO.	676.50	Restaurant supplies
175611	4/19/2010		QWEST	6,499.81	utility
175612	4/19/2010		QWEST COMMUNICATIONS	5,501.11	phone bill
175613	4/19/2010		ROMA OF ARIZONA	586.82	food order
175614	4/19/2010		SEDONA ACE HARDWARE	307.88	building supplies
175615	4/19/2010		SHAMROCK FOODS COMPANY	269.36	food order
175616	4/19/2010		STOCK YARDS PHOENIX	267.16	food order
175617	4/19/2010		U. S. FOODSERVICE INC.	15,573.56	food order
175618	4/19/2010		U.S. FOODSERVICE, INC.	673.14	food order
175619	4/19/2010		US FOOD SERVICE	305.63	food order
175620	4/19/2010		VILLAGE ACE HARDWARE &	676.87	building supplies
175621	4/20/2010		AAA MID-ATLANTIC INC	11.00	travel commissions
175622	4/20/2010		AAA NORTHERN NEW ENGLAND	290.00	travel commissions
175623	4/20/2010		ACE HARDWARE	144.21	building supplies
175624	4/20/2010		AUTOMOBILE CLUB OF UTICA	16.50	travel commissions
175625	4/20/2010		ADP, INC.	1,120.38	payroll services
175626	4/20/2010		ADVANCED RESERVATION SYSTEMS	14.50	Commission
175627	4/20/2010		AMERICAN EXPRESS TRAVEL	85.00	commission
175628	4/20/2010		AT&T	113.97	phone bill
175629	4/20/2010		DESIGN BUSINESS COMM, INC.	75.00	phone svc/repairs/svc agreements
175630	4/20/2010		AMERICAN HOTEL REGISTER CO	1,080.56	guestroom supplies
175631	4/20/2010		AMENITY SERVICES, INC.	278.30	coffee order
175632	4/20/2010		ARROWHEAD	7.05	water service
175633	4/20/2010		ATLAS RESTAURANT SUPPLY	150.63	restaurant & hskpng supplies
175634	4/20/2010		ARIZONA CORPORATION	45.00	annual report filing fee
175635	4/20/2010		ARIZONA DEPARTMENT OF REVENUE	156.72	Sales tax
175636	4/20/2010		BIMBO BAKERIES USA	0.51	food for restaurants
175637	4/20/2010		BIG PARK WATER COMPANY	36.51	utility
175638	4/20/2010		BLACK JACK PEST CONTROL	1,050.00	monthly pest service
175639	4/20/2010		BORN FREE USA	47.78	order commissions
175640	4/20/2010		BRIARCLIFF TRAVEL SERVICE	86.00	monthly rent payment
175641	4/20/2010		ROBYN BYERS	1,710.00	cart repair
175642	4/20/2010		CDW DIRECT, LLC	1,380.59	dvd players
175643	4/20/2010		CITY OF TUCSON	2,425.17	utility
175644	4/20/2010		COCONINO COUNTY HEALTH	160.00	license for LAP main pool
175645	4/20/2010		COLORADO DEPT OF REVENUE	122.00	tax
175646	4/20/2010		CONCORD SERVICING CORPORATION	639.32	loan servicing
175647	4/20/2010		CULLIGAN OF NORTHERN AZ	92.70	water service
175648	4/20/2010		CUMMINGS PLUMBING,	600.09	plumbing repairs
175649	4/20/2010		DATA INTEGRATION, INC.	758.20	keypacks
175650	4/20/2010		DAN TRAVEL INC	136.00	gift certs
175651	4/20/2010		DEX EAST	654.58	phone directory adv.
175652	4/20/2010		CHARISE SIMPSON	3,124.45	printing service
175653	4/20/2010		E AND E PAVING	3,629.33	paving
175654	4/20/2010		ECOLAB	206.14	cleaning supplies
175655	4/20/2010		ECOLAB	354.82	cleaning supplies
175656	4/20/2010		ESTES PARK RENT ALL INC.	116.60	equipment rental
175657	4/20/2010		ESTES VALLEY-NETWORK, INC.	100.00	internet service
175658	4/20/2010		EXPERIAN	356.07	credit reports
175659	4/20/2010		F&S DISTRIBUTORS	814.50	soap
175660	4/20/2010		FEDERAL EXPRESS	746.10	courier packages/shipping
175661	4/20/2010		FEDEX	74.59	courier packages
175662	4/20/2010		FIRST CHOICE SERVICES	110.55	coffee service/supplies
175663	4/20/2010		FLUORESCO LIGHTING & SIGNS	409.33	Late fee
175664	4/20/2010	Legal	GALLAGHER & KENNEDY	47.50	Professional Svs.
175665	4/20/2010		GBS LINENS	1,123.23	linen order
175666	4/20/2010		HOLIDAY TRAVEL OF AMERICA	825.00	tour commissions
175667	4/20/2010		INTERVAL INTERNATIONAL, INC.	854.22	premiere vacation club - new sales
175668	4/20/2010		INTERACTIVE HOTEL	107.20	coffee
175669	4/20/2010		JASPER'S CLEAR POOL WHOLESALE	736.11	pool & spa supplies
175670	4/20/2010		KOHL'S RANCH WATER CO	77.83	water bill
175671	4/20/2010		LAUNDRY & CLEANERS SUPPLY, INC	246.84	laundry & kitchen supplies
175672	4/20/2010		LARSON WASTE, INC.	296.40	utility
175673	4/20/2010		LONDON BRIDGE RESORT	1,290.00	building supplies
175674	4/20/2010		MCCOY'S WINDOW CLEANING LLC	50.00	window cleaning service
175675	4/20/2010		MICRO FRIDGE	65.57	fridge - "e" bldg remodel
175676	4/20/2010		MIKE REED AIR CONDITIONING	3,949.00	expense report
175677	4/20/2010		NORTHERN COLORADO PAPER INC.	338.52	bathrm & laundry supplies
175678	4/20/2010		ORBITZ, LLC.	56.30	travel commissions
175679	4/20/2010		ORBITZ TRAVEL LLC	39.00	travel commissions
175680	4/20/2010		ORIENTAL TRADING CO	61.91	activity supplies
175681	4/20/2010		PAYSON ROUNDUP	1,056.63	advertising
175682	4/20/2010		PHILLIPS 66-CONOCO-76	30.00	Gas for company vehicle
175683	4/20/2010		PINK JEEP TOURS INC	66.00	gift certs
175684	4/20/2010		PLANT FAIR NURSERY, INC.	52.74	plants
175685	4/20/2010		ILX PREMIERE VACATION CLUB	225.83	owner loan pymt/fees
175686	4/20/2010		QUALIFIED TOUR MARKETING	672.00	tour commissions
175687	4/20/2010		MILTON R. THOMPSON	384.00	keys & locks
175688	4/20/2010		MICHAEL J. ALEXANDER	20.00	advertising
175689	4/20/2010		M. S. WHITE & SONS INC.	270.00	repair & maint. Kitchen & ladies spa
175690	4/20/2010		PAUL ELY	588.30	rubbish removal
175691	4/20/2010		SEDONA ACE HARDWARE	102.63	building supplies

175692	4/20/2010			SOUTH BEND TRIBUNE	63.70	advertising
175693	4/20/2010			SCHINDLER ELEVATOR CORPORATION	1,316.64	elevator service
175694	4/20/2010			SEAGULL VACATIONS, INC.	1,150.00	certificate purchase
175695	4/20/2010			SPOTMASTERS DRY CLEANING	568.26	Dry cleaning
175696	4/20/2010			STAPLES BUSINESS ADVANTAGE	510.43	office supplies
175697	4/20/2010			KEVIN RANDALL STERLING	416.00	Gift shop items
175698	4/20/2010			STEWART TRAVEL, LLC	37.00	expense report
175699	4/20/2010			ST. JOSEPH COUNTY TREASURER	7,200.31	taxes
175700	4/20/2010			SMS LAND, LLC	255.41	monthly rental Unit #137
175701	4/20/2010			TOWER CANCER RESEARCH	500.00	travel commissions
175702	4/20/2010			TRAVEL INCORPORATED	16.50	travel commissions
175703	4/20/2010			TOTAL FORMS MANAGEMENT, INC.	2,115.00	print/stationery/storage
175704	4/20/2010			TRAVELTODAY, LLC	33.00	travel commissions
175705	4/20/2010			TRAVELNOW.COM INC	171.80	travel commissions
175706	4/20/2010			TRAVEL DESTINATIONS INC	16.50	Commissions
175707	4/20/2010			TRIPS INCENTIVES CORP	90.00	Tours
175708	4/20/2010			TRAVEL @ THE FOOTHILLS, INC	37.00	Commission
175709	4/20/2010			TUCSON RESTAURANT EQUIPMENT	180.44	Repair in kitchen eqpt.
175710	4/20/2010			MATLICK ENTERPRISES, INC.	691.05	door hldr & labor
175711	4/20/2010			UNITED PRINTING & MAILING	666.62	processing & postage - newsltr
175712	4/20/2010			UNITED STATES POSTAL SERVICE	88.00	mail service
175713	4/20/2010			VANGENT, INC.	240.00	hr internet conversion
175714	4/20/2010			THE VERDE INDEPENDENT	657.14	advertising
175715	4/20/2010			VERDE CANYON RAILROAD	2,270.45	gift certs
175716	4/20/2010			WATER TEC OF TUCSON, INC	101.35	salt 50# bags
175717	4/20/2010			WATER TREATMENT OPERATORS, INC	950.00	certified operator srvcs
175718	4/20/2010			THE WELCOME CENTER	1,531.00	Tours
175719	4/20/2010			WELCOME NEWCOMERS, INC.	150.00	Apr svc packets
175720	4/20/2010			WESTERN STATES FIRE PROTECTION	30.00	restaurant exhaust cleaning
175721	4/20/2010			WINDMILL GARDENS	2,861.80	plants
175722	4/20/2010			WILLIS OF ARIZONA, INC.	100.00	notary bond
175723	4/20/2010			COLORADO DEPT OF REVENUE	57.00	tax
175724	4/20/2010			CONCORD SERVICING CORPORATION	18,055.23	loan servicing
175725	4/20/2010			E AND E PAVING	21,075.00	paving
175726	4/20/2010			ILX PREMIERE VACATION CLUB	225.83	owner loan pymt/fees
175727	4/20/2010			WILLIS OF ARIZONA, INC.	100.00	notary bond
175728	4/20/2010			ARIZONA BANK & TRUST	611.01	interest
175729	4/20/2010			AZ HIGH DESERT REALTY, LLC.	4,579.79	sales commissions
175730	4/20/2010			BAJA BROADBAND	793.25	utility
175731	4/20/2010			PHOENIX CITY TREASURER	50.54	use tax
175732	4/20/2010			RONALD ERVIN	200.00	sales commissions
175733	4/20/2010			MARC A. KINCAID	504.60	sales commissions
175734	4/20/2010			JEFFREY PAUL MELLON	719.60	Commissions
175735	4/20/2010			DAVID C. PARSONS	6,712.00	sales commissions
175736	4/20/2010			BRAD RAMER	4,769.91	sales commissions
175737	4/20/2010			SWISHER PEPPER LLC	1,398.30	Commission
175738	4/21/2010			BEDROCK LANDSCAPE MATERIALS	574.93	Flood repair/Granite
175739	4/21/2010			CASTLE ROCK MINI STORAGE	243.50	monthly storage fee
175740	4/21/2010			NPG CABLE, INC. OF ARIZONA	4,494.80	utility
175741	4/21/2010			SOUTHWEST MOBILE STORAGE-PHX	73.64	monthly storage fee
174604	4/22/2010			COCONINO COUNTY RECORDER	-35.00	title fees / recorder fees
175742	4/22/2010			COCONINO COUNTY RECORDER	254.00	title fees / recorder fees
175743	4/22/2010			COCONINO COUNTY RECORDER	299.00	title fees / recorder fees
175744	4/22/2010			COCONINO COUNTY RECORDER	690.00	title fees / recorder fees
175745	4/22/2010			COCONINO COUNTY RECORDER	32.00	title fees / recorder fees
175746	4/22/2010			COCONINO COUNTY RECORDER	199.00	title fees / recorder fees
175747	4/22/2010			COIN & PROFESSIONAL	1,906.11	Repair kit
175748	4/22/2010	*	Chairman/CEO	JOSEPH P. MARTORI	2,441.24	expense report
175749	4/22/2010			SEDONA SALES PETTY CASH	1,429.00	petty cash reimbursement
175750	4/22/2010			ILX PREMIERE VACATION CLUB	350.00	owner loan pymt/fees
175751	4/22/2010			SEDONA PRODUCE, INC.	2,250.42	food order
175752	4/22/2010			A-1 TEXTILES & HOSPITALITY	1,080.61	towels & sheets
175753	4/22/2010			ILX PREMIERE VACATION CLUB	0.00	owner loan pymt/fees
175754	4/23/2010			ARIZONA DEPARTMENT OF REVENUE	5,316.13	Sales tax
175755	4/23/2010			ARIZONA DEPARTMENT OF REVENUE	27,392.30	Sales tax
175756	4/23/2010			ARIZONA DEPARTMENT OF REVENUE	2,283.68	Sales tax
175757	4/23/2010			ARIZONA DEPARTMENT OF REVENUE	6,189.88	Sales tax
175758	4/23/2010			DAVID LUSCOMBE	335.15	Commissions
175759	4/23/2010			M & M POOL SERVICE	2,548.53	jacuzzi repairs
175760	4/23/2010			THE STAATS MARKETING TEAM, LLC	710.00	tour commissions
175761	4/23/2010			CITY OF TUCSON, ARIZONA	2,479.33	Sales tax/Bus license
175762	4/23/2010			THE RUMRUNNER	151.48	beverage supply
175763	4/26/2010			THE ARIZONA REPUBLIC	500.00	newspaper
175764	4/26/2010			BEELINE DISTRIBUTING	78.26	food purchases
175765	4/26/2010			BUREAU OF MOTOR VEHICLES	67.05	van registration
175766	4/26/2010			HOLSUM BAKERY INC.	127.07	bread
175767	4/26/2010			INTERVAL INTERNATIONAL	2,595.90	premiere vacation club - new sales
175768	4/26/2010	*	Vice Chairman/CSMO	JOSEPH P MARTORI II	7,664.18	expense report
175769	4/26/2010			JPS PAINT CENTER	603.68	paint supplies
175770	4/26/2010			MISHAWAKA UTILITIES	3,301.91	utility
175771	4/26/2010			PACIFIC SEAFOOD CO.	1,571.63	Restaurant supplies
175772	4/26/2010			ROMA OF ARIZONA	904.52	food order
175773	4/26/2010			SEDONA ACE HARDWARE	424.01	building supplies
175774	4/26/2010			SHAMROCK FOODS COMPANY	2,677.31	food order
175775	4/26/2010			STOCK YARDS PHOENIX	276.60	food order
175776	4/26/2010			SWISS CHALET FINE FOODS, INC.	245.00	food order
175777	4/26/2010			TNI PARTNERS	581.70	advertising
175778	4/26/2010			U. S. FOODSERVICE INC.	8,912.17	food order
175779	4/26/2010			U.S. FOODSERVICE, INC.	106.14	food order
175780	4/26/2010			US FOOD SERVICE	224.23	food order
175781	4/26/2010			VILLAGE ACE HARDWARE &	1,694.91	building supplies
175782	4/26/2010			TNI PARTNERS	1,088.50	advertising

175783	4/27/2010	AMERICAN SHOWS, INC.	1,600.00	booth rental
175784	4/27/2010	ARIZONA JOBSITE CONCRETE	480.34	Renewal fees
175785	4/27/2010	COCONINO COUNTY TREASURER	2,281.65	property tax
175786	4/27/2010	ESTES PARK SANITATION DISTRICT	1,906.66	utility
175787	4/27/2010	GILA COUNTY TREASURER	774.77	property tax
175788	4/27/2010	MAGGIE MARTELL	130.00	cleaning service
175789	4/27/2010	ROBERT AND SONS	8,066.00	carpeting
175790	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175791	4/27/2010	ROBERT AND SONS	16,325.00	carpeting
175792	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175793	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175794	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175795	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175796	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175797	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175798	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175799	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175800	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175801	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175802	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175803	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175804	4/27/2010	U. S. TRUSTEE	325.00	trustee fees
175805	4/27/2010	U. S. TRUSTEE	10,400.00	trustee fees
175806	4/27/2010	U. S. TRUSTEE	975.00	trustee fees
175804	4/28/2010	U. S. TRUSTEE	-325.00	trustee fees
175807	4/28/2010	A-1 TEXTILES & HOSPITALITY	3,285.20	towels & sheets
175808	4/28/2010	ACE HARDWARE OF ESTES PARK	505.01	building supplies
175809	4/28/2010	ACE HARDWARE	32.54	building supplies
175810	4/28/2010	ACORN DISTRIBUTORS, INC	705.15	guest room OR cleaning supplies
175811	4/28/2010	BRADSHAW BROS., LLC	85.00	OPC Gift Certs
175812	4/28/2010	ADP, INC.	1,167.18	payroll services
175813	4/28/2010	ADP, INC.	261.76	payroll services
175814	4/28/2010	DESIGN BUSINESS COMM, INC.	1,245.60	phone svc/repairs/svc agreements
175815	4/28/2010	ARIZONA PUBLIC SERVICE	21,256.60	utility
175816	4/28/2010	ARCHDEACON DESIGNS	10,946.37	Golden Eagle remodeling
175817	4/28/2010	ARROWHEAD	216.23	water service
175818	4/28/2010	ARIZONA RADIO COMMUNICATIONS	274.44	Supplies / small hand tools
175819	4/28/2010	THE ARIZONA REPUBLIC	250.00	newspaper
175820	4/28/2010	ARIZONA RESTAURANT SUPPLY	133.22	Supplies / small hand tools
175821	4/28/2010	ASPEN MINI STORAGE	160.00	monthly storage fee
175822	4/28/2010	ASSA ABLOY HOSPITALITY INC.	582.91	Service Call
175823	4/28/2010	ATLAS RESTAURANT SUPPLY	515.22	restaurant & hskpng supplies
175824	4/28/2010	ARIZONA AUTOMOBILE ASSOCIATION	56.00	Commission
175825	4/28/2010	BAIER SIGNS	148.71	golf shack new sign
175826	4/28/2010	BRENTWOOD CREDIT CORPORATION	509.60	Property tax
175827	4/28/2010	BIMBO BAKERIES USA	25.23	food for restaurants
175828	4/28/2010	CYNTHIA BENNETT	2,700.00	cleaning services
175829	4/28/2010	BEST OF SHOW & MUSIC	32.70	labels & price gun
175830	4/28/2010	BONNIE DOON ICE CREAM	168.40	food order
175831	4/28/2010	BOXES PLUS	295.99	shipping of card reader
175832	4/28/2010	THE CARRIAGE HOUSE	95.20	reservation activity
175833	4/28/2010	CDW DIRECT, LLC	4,549.02	dvd players
175834	4/28/2010	CENTRAL ALARM, INC	77.52	fire/burglar alarm service
175835	4/28/2010	UNISOURCE ENERGY SERVICES	9,000.00	utility
175836	4/28/2010	COPPERSTATE RESTAURANT	314.45	thermal rolls/micros agreement
175837	4/28/2010	CONCORD SERVICING CORPORATION	11,068.28	loan servicing
175838	4/28/2010	DAKOTA TERRITORY TOURS, INC.	616.00	gift certs
175839	4/28/2010	ECOLAB FOOD SAFETY SPECIALTIES	76.93	kitchen gloves
175840	4/28/2010	CHARISE SIMPSON	416.95	printing service
175841	4/28/2010	DMX, INC	73.01	digital music
175842	4/28/2010	DOCUMENT TECHNOLOGIES	2,495.84	copy machine repair;corp office
175843	4/28/2010	E AND E PAVING	14,050.00	paving
175844	4/28/2010	PEGASUS SOLUTIONS COMPANIES	1,482.19	reservation commisions
175845	4/28/2010	ESTES PARK RENT ALL INC.	79.34	equipment rental
175846	4/28/2010	FALLING ROCK PRODUCTIONS	72.00	books
175847	4/28/2010	FEDERAL EXPRESS	434.10	courier packages/shipping
175848	4/28/2010	FEDEX	77.13	courier packages
175849	4/28/2010	FIRST CHOICE SERVICES	151.47	coffee service/supplies
175850	4/28/2010	FLAGS INTERNATIONAL	96.30	Flag repair
175851	4/28/2010	FSH COMMUNICATIONS, LLC	142.16	payphone services
175852	4/28/2010	GOETTL'S HIGH DESERT	207.00	van pymt
175853	4/28/2010	G T SERVICE	1,500.00	pump grease trap
175854	4/28/2010	GUEST SUPPLY	387.70	building supplies
175855	4/28/2010	HARBOR FREIGHT TOOLS	21.84	auto repair supplies
175856	4/28/2010	JEREMY HARRIS	100.82	expense report
175857	4/28/2010	WEST-LITE SUPPLY CO., INC.	425.58	lightbulbs & lighting
175858	4/28/2010	HANOVER UNIFORM CO.	1,668.82	Uniforms
175859	4/28/2010	H. E. YOUNG CO.	256.00	building supplies
175860	4/28/2010	HOTEL DE AG	22.00	Commission
175861	4/28/2010	HOTEL CLEANING SERVICES, INC.	4,909.47	janitorial services
175862	4/28/2010	I.C.E. GALLERY, INC.	43.30	framed wallboard
175863	4/28/2010	INTERVAL INTERNATIONAL, INC.	1,729.22	premiere vacation club - new sales
175864	4/28/2010	IRON MOUNTAIN	3,067.87	file storage
175865	4/28/2010	IT'S A PARTY INC	432.71	logo shirts & jackets
175866	4/28/2010	JASPER'S CLEAR POOL WHOLESALE	470.77	pool & spa supplies
175867	4/28/2010	KECK'S KLEAR WATER CO	109.81	water service
175868	4/28/2010	LEVEL 3 COMMUNICATIONS, LLC	645.30	pool & spa supplies
175869	4/28/2010	LINCOLN NATIONAL LIFE	318.55	insurance
175870	4/28/2010	LODGING KIT COMPANY	456.06	room supplies
175871	4/28/2010	LOVELAND STEAM LAUNDRY, INC	145.16	Rugs Cleaning
175872	4/28/2010	MAUI BABE, INC.	260.00	gift shop items
175873	4/28/2010	METLIFE SMALL BUSINESS CENTER	7,204.19	employee dental insurance

175874	4/28/2010			MOUNT HOPE WHOLESALE,INC	202.27	food order
175875	4/28/2010			NORTHERN COLORADO PAPER INC.	88.61	bathrm & laundry supplies
175876	4/28/2010			NORTHERN OFFICE PRODUCTS	38.57	Shipping
175877	4/28/2010			ONE COMMUNICATIONS	720.89	utility
175878	4/28/2010			ORBITZ TRAVEL LLC	342.00	travel commissions
175879	4/28/2010			PACER SERVICE CENTER	24.24	fees for on line connection to federal court cases
175880	4/28/2010			PEPSI COLA BOTTLING COMPANY	359.90	beverage supply
175881	4/28/2010			PFM, LLC	408.00	background checks
175882	4/28/2010			PHILIP L. ASTRELLA	60.00	web services
175883	4/28/2010			PLANT FAIR NURSERY, INC.	102.88	plants
175884	4/28/2010			THE POTTED PLANT	145.00	interior plant service
175885	4/28/2010			PRICELINE.COM INCORPORATED	84.50	Commissions
175886	4/28/2010			PROTECTION ONE ALARM	62.96	equipment lease
175887	4/28/2010			PRUDENTIAL OVERALL SUPPLY	958.56	aprons & towels
175888	4/28/2010			PTL ENTERPRISES	136.81	vmc store - shop supplies
175889	4/28/2010			INTERCALL	142.30	phone conf. Service
175890	4/28/2010			RANA FIRE PROTECTION LLC	306.53	Annual inspection
175891	4/28/2010	*	Legal	RAYMOND J. GASKILL	337.06	Professional Svs.
175892	4/28/2010			RCI	668.93	Loan overpayment reimbursement
175893	4/28/2010			READY CARE INDUSTRIES INC.	406.04	spa supplies
175894	4/28/2010			MILTON R. THOMPSON	51.45	keys & locks
175895	4/28/2010			RESTAURANT TEA SERVICE	210.45	tea order
175896	4/28/2010			ROBINSON EQUIPMENT CO. INC	103.37	cart repair
175897	4/28/2010			SARAH SUCHARZEWSKI TRAVEL LLC	59.70	beverage supply
175898	4/28/2010			SEDONA RED ROCK HIGH SCHOOL	99.00	advertising
175899	4/28/2010			SEDONA PUBLISHING CO.	766.67	advertising
175900	4/28/2010			SENTINEL TRAVEL, INC.	49.50	utility
175901	4/28/2010			SOUTHWEST GLASSWARE	368.56	Rooms supplies
175902	4/28/2010			SOUTHWEST LABORATORIES	299.00	lab tests
175903	4/28/2010			STAPLES ADVANTAGE	228.68	guest supplies
175904	4/28/2010			THE STAATS MARKETING TEAM, LLC	1,850.00	tour commissions
175905	4/28/2010			STAPLES BUSINESS ADVANTAGE	2,166.41	office supplies
175906	4/28/2010			TELECHECK SERVICES, INC.	23.50	check services
175907	4/28/2010			TNG WORLDWIDE	931.62	spa supplies
175908	4/28/2010			TRAVELTODAY, LLC	57.00	travel commissions
175909	4/28/2010			TRAVELNOW.COM INC	39.80	travel commissions
175910	4/28/2010			TRUE VALUE(ESTES PARK)	123.03	building supplies
175911	4/28/2010			TUCSON ELECTRIC POWER COMPANY	6,000.00	utility
175912	4/28/2010			TUCSON METROPOLOTAN CHAMBER OF	570.00	membership dues
175913	4/28/2010			ULTRA-CHEM INC	302.64	Cleaning Supplies
175914	4/28/2010			UNITED HEALTH CARE	50,425.44	employee medical insurance
175915	4/28/2010			VAN HORN CARPET SERVICE INC	23,463.34	carpeting
175916	4/28/2010			VERDE CANYON RAILROAD	5,024.12	gift certs
175917	4/28/2010			WULFF'S CONTRACT FURNITURE	6,757.46	furniture order
175918	4/28/2010			WASTE MANAGEMENT of ARIZONA	27.35	utility
175919	4/28/2010			WATER TEC OF TUCSON, INC	569.70	salt 50# bags
175920	4/29/2010			WESTERN GOLF, INC.	164.85	certificate purchase
175921	4/29/2010			WINDMILL GARDENS	1,755.10	plants
175922	4/29/2010			WORLD CHOICE TRAVEL	17.80	commission
175923	4/29/2010			AVANTE MARKETING LLC	6,604.30	tours
175924	4/29/2010			CASTLE ROCK MINI STORAGE	263.50	monthly storage fee
175925	4/29/2010			DIRECT TV	621.34	utility
175926	4/29/2010			LOS ABRIGADOS PETTY CASH	908.54	petty cash reimbursement
175927	4/29/2010			SEDONA SALES PETTY CASH	1,260.00	petty cash reimbursement
175928	4/29/2010	*	Legal	POLSINELLI SHUGHART	20,000.00	Professional Svs.
175929	4/29/2010			PURCHASE POWER	3,000.00	Finance charges
175930	4/29/2010			QWEST	642.75	utility
175931	4/29/2010			QWEST COMMUNICATIONS	2,280.20	phone bill
175932	4/29/2010			SEDONA PRODUCE, INC.	2,475.42	food order
175933	4/29/2010			U. S. TRUSTEE	650.00	trustee fees
175934	4/29/2010			VERIZON WIRELESS	438.07	utility
175290	4/30/2010			POSTAGE BY PHONE	-3,000.00	postage
175935	4/30/2010			AMERICAN CONSUMER SERVICES LLC	426.80	tour commissions
175936	4/30/2010			JOHN W. POINIER dba	3,000.00	writing/editing services
175937	4/30/2010			BIG PARK DOMESTIC WASTE WATER	0.00	utility
175938	4/30/2010			CABLE ONE	990.15	utility
175939	4/30/2010			COCONINO COUNTY RECORDER	336.00	title fees / recorder fees
175940	4/30/2010			COCONINO COUNTY RECORDER	410.00	title fees / recorder fees
175941	4/30/2010			COCONINO COUNTY RECORDER	168.00	title fees / recorder fees
175942	4/30/2010			COCONINO COUNTY RECORDER	630.00	title fees / recorder fees
175943	4/30/2010			COCONINO COUNTY RECORDER	442.00	title fees / recorder fees
175944	4/30/2010			COCONINO COUNTY RECORDER	160.00	title fees / recorder fees
175945	4/30/2010			COCONINO COUNTY RECORDER	63.00	title fees / recorder fees
175946	4/30/2010			CHARISE SIMPSON	2,066.54	printing service
175947	4/30/2010			RAVEN'S NEST	6,600.00	monthly rent payment
175948	4/30/2010			RENCIA INVESTMENTS LLC	4,807.65	monthly rent payment
175949	4/30/2010			CSILLA STARK	131.93	insurance pmt
175950	4/30/2010			TIAA REALTY INC.	16,429.83	monthly rent payment
175951	4/30/2010			BRIAN TROOP	2,552.50	monthly rent payment
					1,087,312.77	

Submitteoning

Selections

ILX Checks
Check Date: 4/1/2010
Cash Accout: 10-T00-D0-0000-L00-00
Report Type: Summary

APRIL SALES ACCOUNT REGISTER

Check #	Date	Payee	Amount	Description
16492	5-Apr	ILX Premiere Vacation Club	$ (392.45)	Loan Payment
16493		ILX Premiere Vacation Club	$ (175.00)	Maintenance Fees
16494		ILX Premiere Vacation Club	$ (100.00)	Maintenance Fees
16495		ILX Premiere Vacation Club	$ (100.00)	Maintenance Fees
16496	13-Apr	ILX Premiere Vacation Club	$ (420.83)	Loan Payment
16497	21-Apr	ILX Premiere Vacation Club	$ (342.50)	Maintenance Fees
16498		ILX Premiere Vacation Club	$ (175.00)	Maintenance Fees
16499		ILX Premiere Vacation Club	$ (1,160.61)	Maintenance Fees
16500		ILX Premiere Vacation Club	$ (8,095.00)	Loan Payment
16501	23-Apr	Kristine Andriessen	$ (250.00)	Refund
16502	27-Apr	ILX Premiere Vacation Club	$ (360.00)	Maintenance Fees

Check Register Report - Kohl's Ranch OP'

by Check Date

ILX INCORPORATED

Cash Account: 10001-C11-T00-D0-0000-L00-S0

Check No.	Check Date	Vendor	Currency	Check Amount	
018571	4/1/2010	WAL-MART		115.18	supplies
018572	4/1/2010	PAYSON WELDING		49.74	welding supplies
018573	4/1/2010	BETTIE KOHL ADAMS		72.00	Kohl's story books
018574	4/3/2010	Rick Stancil		175.00	entertainment
018575	4/8/2010	GOLDEN EAGLE DISTRIBUTORS, INC		19.50	beer
018576	4/8/2010	NACKARD BEVERAGE		79.55	beer
018577	4/8/2010	POSTMASTER		44.00	postage
018578	4/9/2010	SOUTHERN WINE & SPIRITS		558.98	liquor & wine
018579	4/10/2010	CARL TOLBERT		150.00	entertainment
018580	4/14/2010	GRANITE PLUS TRUCKING		186.29	sand for volleyball & horse shoes
018581	4/15/2010	GOLDEN EAGLE DISTRIBUTORS, INC		169.75	beer
018582	4/15/2010	ALLIANCE BEVERAGE DIST.CO LLC		346.95	keg, red bull, liquor
018583	4/17/2010	FRED RUTLEDGE		150.00	entertainment
018584	4/19/2010	GIANT 6042		166.36	gasoline
018585	4/20/2010	JAY FITZGIBBONS		80.00	firewood
018586	4/22/2010	GOLDEN EAGLE DISTRIBUTORS, INC		38.60	beer
018587	4/22/2010	C L MENSCH		55.00	rope bowl
018588	4/22/2010	GRANITE PLUS TRUCKING		155.09	granite
018589	4/22/2010	NACKARD BEVERAGE		142.90	beer
018590	4/24/2010	MARTY MITCHELL		150.00	entertainment
	Account Total:			2,900.87	

Submitted By: taryn

Selections

Kohl's Ranch OP's Account (by Date)

Check Date Range:	4/1/2010	4/30/2010
Cash Account:	10001-C11-T00-D0-0000-L00-S0	
Report Type:	Summary	

Created : 5/11/2010 9:28:50AM

Check Register Report - Roundhouse OP's

by Check Date

ILX INCORPORATED

Cash Account: 10001-C13-T00-D0-0000-L00-S0

Check No.	Check Date	Vendor	Currency	Check Amount	
012626	4/1/2010	PINETOP LAUNDRY & DRY CLEANING		-18.00	voided check
012627	4/2/2010	CHEVRON		157.00	gas & propane
012628	4/3/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	cleaned spreads
012629	4/3/2010	WAL-MART		58.21	supplies
012630	4/9/2010	WAL-MART		78.09	supplies
012631	4/12/2010	PINETOP LAUNDRY & DRY CLEANING		24.00	cleaned spreads
012632	4/13/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	cleaned spreads
012633	4/13/2010	CHEVRON		100.00	gas & propane
012634	4/14/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	cleaned spreads
012635	4/16/2010	WAL-MART		22.97	supplies
012636	4/17/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	cleaned spreads
012637	4/18/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	cleaned spreads
012638	4/20/2010	PINETOP LAUNDRY & DRY CLEANING		36.00	cleaned spreads
012639	4/20/2010	ALMOURS MOUNTAIN MINI STORAGE		100.00	storage unit rent
012640	4/22/2010	MAIL COPY PLUS		13.57	postage
012641	4/23/2010	WAL-MART		53.57	supplies
012642	4/24/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	cleaned spreads
012643	4/25/2010	PINETOP LAUNDRY & DRY CLEANING		18.00	cleaned comforters
012644	4/27/2010	CHEVRON		112.00	gas & propane
	Account Total:			863.41	

Submitted By: taryn

Selections

Roundhouse OP's Account (by Date)
Check Date Range: 4/1/2010 4/30/2010
Cash Account: 10001-C13-T00-D0-0000-L00-S0
Report Type: Summary

Created : 5/11/2010 9:29:00AM

ILX RESORTS INCORPORATED
PAYROLL CHECK REGISTER

Check #	Net Amt
11301	331.13
11302	30.88
11303	685.15
11304	750
11306	750
12977	150
12978	345.27
153161	-705.15
153183	-955.4
153205	1598.17
153206	2853.17
153207	622.82
153208	560.71
153209	611.02
153210	533.85
153211	1011.37
153212	399.74
153213	941.44
153214	830.22
153215	351.32
153216	412.24
153217	343.2
153218	462.54
153219	419.59
153220	365.96
153221	960.31
153222	435
153223	516.77
153224	514.49
153225	670.31
153226	681.93
153227	482.07
153228	184.13
153229	492.11
153230	475.37
153231	497.12
153232	184.13
153233	358.29
153234	2189.69
153235	752.65
153236	172.41
153237	607.18
153238	230.87
153239	115.44
153240	802.5
153241	974.1
153242	438.54
153243	668.63
153244	553.85
153245	754.51
153246	580.03
153247	540.17
153248	935.59
153249	966.7
153250	592.45

ILX RESORTS INCORPORATED
PAYROLL CHECK REGISTER

153251	409.02
153252	421.49
153253	2422.77
153254	46.18
153255	178.76
153256	223.04
153257	124.22
153258	19.62
153259	244.32
153260	202.68
153261	230.59
153262	599.44
153263	537.93
153264	703.17
153265	675.78
153266	326.01
153267	320.91
153268	583.2
153269	511.76
153270	334.42
153271	634.38
153272	929.18
153273	580.13
153274	988.16
153275	771.41
153276	728.76
153277	698.42
153278	669.37
153279	563.88
153280	610.78
153281	672.55
153282	700.27
153283	583.01
153284	179.39
153285	690.41
153286	636.87
153287	852.76
153288	687.92
153289	681.26
153290	549.64
153291	605.19
153292	629.46
153293	651.67
153294	519.67
153295	172.1
153296	835.5
153297	272.63
153298	506.26
153299	712.95
153300	833
153301	623.83
153302	660.02
153303	436.59
153304	1039.81
153305	945.75
153306	607.02

ILX RESORTS INCORPORATED
PAYROLL CHECK REGISTER

153307	910.82
153308	543.12
153309	198.86
153310	932.27
153311	330.17
153312	258.24
153313	268.04
153314	580.92
153315	899.54
153316	242.94
153317	600.97
153318	594.59
153319	816.38
153320	612.23
153321	1088.23
153322	452.94
153323	701.2
153324	525.15
153325	615.22
153326	822.57
153327	833.65
153328	814.27
153329	387.93
153330	919.46
153331	719.15
153332	230.36
153333	234.53
153334	462.68
153335	82.49
153336	72.4
153337	235.37
153338	245.65
153339	412.61
153340	1281.63
153341	688.61
153342	2146.16
153343	315.19
153344	818.29
153345	432.93
153346	696.24
153347	207.79
153348	512.08
153349	664.27
153350	311.67
153351	809.24
153352	719.01
153353	749.82
153354	533.94
153355	1763.88
153356	1810.97
153357	712.21
153358	81.18
153359	2842.58
153360	638.51
153361	365.57
153362	880.48

ILX RESORTS INCORPORATED
PAYROLL CHECK REGISTER

153363	176.62
153364	47.23
153365	78.01
153366	93.39
153367	193.26
153368	159.08
153369	540.68
153370	88.21
153371	1392.31
153372	1031.28
153373	300.14
153374	229.97
153375	259.77
153376	151.45
153377	100.01
153378	125.6
153379	1260.51
153380	767.92
153381	825.46
153382	169.46
153383	710.64
153384	1357.9
153385	856.59
153386	674.05
153387	939.69
153388	854.81
153389	175.12
153390	574.04
153391	702.6
153392	861.25
153393	758.71
153394	668.44
153395	690.75
153396	481.63
153397	727.19
153398	806.22
153399	652.64
153400	1023.96
153401	341.7
153402	198.55
153403	79.42
153404	249.34
153405	264.94

ILX RESORTS INCORPORATED
PAYROLL ACCOUNT REGISTER

Check #	Net Amt
11307	999.5
11308	821.57
11309	92.35
11311	500
11312	400
11313	461.98
11314	415.11
12979	100
12980	50
153406	1598.17
153407	2853.18
153408	215.87
153409	626.05
153410	500.4
153411	475.39
153412	646.44
153413	1016.74
153414	353.04
153415	941.44
153416	832.56
153417	359.18
153418	468
153419	565.39
153420	489.22
153421	205.6
153422	404.32
153423	933.77
153424	631.99
153425	527.07
153426	522.57
153427	625.39
153428	681.94
153429	455.28
153430	455.28
153431	453.62
153432	453.62
153433	346.31
153434	135.59
153435	2357.71
153436	872.71
153437	115.44
153438	230.87
153439	190.83
153440	323.23
153441	685.27
153442	130.32
153443	102.11
153444	372.17
153445	128.86
153446	616.62
153447	470.91
153448	754.49
153449	552.8
153450	615.9
153451	805.76

ILX RESORTS INCORPORATED
PAYROLL ACCOUNT REGISTER

153452	711.65
153453	592.44
153454	463.16
153455	426.09
153456	150.06
153457	203.81
153458	111.15
153459	216.72
153460	26.49
153461	267.87
153462	185.18
153463	209.5
153464	473.48
153465	616.16
153466	636.42
153467	700.51
153468	445.6
153469	106.21
153470	106.2
153471	491.75
153472	588.02
153473	637.07
153474	257.93
153475	858.27
153476	730.58
153477	483.24
153478	173.28
153479	663.44
153480	714.73
153481	837.94
153482	652.08
153483	279.69
153484	625.59
153485	682.32
153486	748.71
153487	713.91
153488	695.31
153489	119.49
153490	591.22
153491	656.48
153492	636.88
153493	863.88
153494	555.62
153495	527.49
153496	599.56
153497	683.5
153498	629.45
153499	729.17
153500	454.15
153501	652.64
153502	1351.78
153503	1366.07
153504	722.25
153505	508.49
153506	712.94
153507	586.31

ILX RESORTS INCORPORATED
PAYROLL ACCOUNT REGISTER

153508	1462.7
153509	705.63
153510	723.43
153511	455.43
153512	1080.19
153513	936.06
153514	532.1
153515	916.55
153516	935.08
153517	726.63
153518	338.69
153519	655.9
153520	878.02
153521	188.02
153522	988.09
153523	535.7
153524	822.32
153525	703.46
153526	682.69
153527	1088.22
153528	603.42
153529	775.48
153530	596.81
153531	823.77
153532	787.53
153533	198.55
153534	814.25
153535	745.56
153536	699.14
153537	445.08
153538	68.69
153539	60.43
153540	275.84
153541	458.82
153542	101.16
153543	78.58
153544	416.98
153545	230.36
153546	379.62
153547	715.67
153548	645.21
153549	545.21
153550	503.44
153551	849.26
153552	356.73
153553	710.43
153554	701.13
153555	546.11
153556	222.62
153557	500.7
153558	122.37
153559	667.22
153560	733.85
153561	770.11
153562	2341.66
153563	1583.03

ILX RESORTS INCORPORATED
PAYROLL ACCOUNT REGISTER

153564	283.72
153565	278.68
153566	4390.94
153567	1409.79
153568	369.4
153569	880.47
153570	225.86
153571	70.43
153572	18.46
153573	77.21
153574	126.6
153575	111.78
153576	511.36
153577	115.18
153578	1392.29
153579	941.36
153580	253.96
153581	183.8
153582	349.81
153583	107.13
153584	143.26
153585	545.81
153586	83.11
153587	1301.65
153588	503.79
153589	865.19
153590	168.54
153591	704.88
153592	1703.35
153593	937.94
153594	642.26
153595	691.3
153596	846.28
153597	719.7
153598	637.62
153599	582.91
153600	861.24
153601	126
153602	534.68
153603	610.79
153604	683.27
153605	502.3
153606	700.47
153607	817.85
153608	642.33
153609	1023.94
153610	341.69
153611	122.37
153612	212.41
153613	223.49
153614	192.32

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4121872923
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

ILX RESORTS INCORPORATED
DEBTOR IN POSSESSION ACCOUNT
BANKRUPTCY CHAPTER 11
CASE NO 209BK03594RTB ARIZONA
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

W0

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4121872923	4,576,873.39	5,372,972.23

News from Wells Fargo

Credits
Deposits

Effective Date	Posted Date	Amount	Transaction Detail
Mar 31	Apr 01	513.45	Reversal Of Check Posted 3-31-10 Reposted 4-01-10 As Serial 0000175117 Our Ref: 3-31-10 00000000
	Apr 01	270.58	Deposit Fr 0000000008 Round House Depository Sub Acct 000004944640853
	Apr 01	88.14	Deposit Fr 0000000006 Vca Tucson Depository Sub Acct 000004944207760
	Apr 01	40.39	Deposit Fr 0000000002 Kohl'S Ranch Lodge Depository Sub Acct 000004944207729
	Apr 01	27.01	Deposit Fr 0000000005 Vca South Bend Depository Sub Acct 000004944207752
	Apr 02	3,310.00	Deposit
	Apr 02	2,826.75	Deposit Fr 0000000004 Los Abrigados Partners Depository Sub Acct 000004944207745
	Apr 02	2,111.03	Deposit Fr 0000000004 Los Abrigados Partners Depository Sub Acct 000004944207745
	Apr 02	2,055.23	Deposit Fr 0000000004 Los Abrigados Partners Depository Sub Acct 000004944207745
	Apr 02	382.64	Deposit Fr 0000000006 Vca Tucson Depository Sub Acct 000004944207760
	Apr 02	194.00	Deposit Fr 0000000004 Los Abrigados Partners Depository Sub Acct 000004944207745

Continued on next page

May 04 2010

CHASE

JPMorgan Chase Bank, N.A.
Arizona Market
P O Box 260180
Baton Rouge, LA 70826-0180

April 01, 2010 through April 30, 2010
Account Number: 000000005753861

CUSTOMER SERVICE INFORMATION

If you have any questions about your statement, please contact your Customer Service Professional.

00001707 DDA 601 212 12110 - NNNNN 1 000000000 61
ILX RESORTS INC
CONCENTRATION ACCT
2111 E HIGHLAND AVE SUITE 210
PHOENIX AZ 85016-4733

Important Information About "Unlawful Internet Gambling"

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling. The term "unlawful internet gambling," as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2(bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

CHECKING SUMMARY

Commercial Checking

	INSTANCES	AMOUNT
Beginning Balance		$1.00
Deposits and Additions	22	3,726,746.31
Other Withdrawals, Fees & Charges	22	- 3,726,746.31
Ending Balance	44	$1.00
Sweep Investment Account Ending Balance		177,053.41
Fund Name JPMorgan Prime Money Market Fund - Morgan		
Total Ending Balance	44	$177,054.41

DEPOSITS AND ADDITIONS

DATE	DESCRIPTION	AMOUNT
04/01	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 0902000144Xn	$177,914.33
04/01	End-of-Day Investment Sweep - Dividend Payment On JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 . Trn: 0911000039VA	1.55
04/05	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 0912000139Xn	177,915.88
04/05	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 0952000145Xn	177,915.88
04/07	End-of-Day Investment Sweep - Redemption of Shares IN JPMorgan Prime Money Market Fund - Morgan Shares - Fund 283 Trn: 0962000144Xn	177,915.88

CHASE

JPMorgan Chase Bank, N.A.
Arizona Market
P O Box 260180
Baton Rouge, LA 70826-0180

April 01, 2010 through April 30, 2010
Account Number: 000000023571965

CUSTOMER SERVICE INFORMATION

If you have any questions about your statement, please contact your Customer Service Professional.

00000195 DDA 801 141 12110 - NNNNN T 1 000000000 63
ILX INC
OPERATING ACCT
2111 E HIGHLAND AVE SUITE 210
PHOENIX AZ 85016-4733

Important Information About "Unlawful Internet Gambling"

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling. The term "unlawful Internet gambling," as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2(bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

CHECKING SUMMARY

Commercial Checking

	INSTANCES	AMOUNT
Beginning Balance		$0.00
Deposits and Additions	1	862.47
Other Withdrawals, Fees & Charges	1	- 862.47
Ending Balance	2	$0.00

DEPOSITS AND ADDITIONS

DATE	DESCRIPTION	AMOUNT
04/15	Transfer From Concentration #000000005753861	$862.47
Total Deposits and Additions		**$862.47**

OTHER WITHDRAWALS, FEES & CHARGES

DATE	DESCRIPTION	AMOUNT
04/15	Account Analysis Settlement Charge	$862.47
Total Other Withdrawals, Fees & Charges		**$862.47**

Your service charges, fees and earnings credit have been calculated through account analysis.

DAILY ENDING BALANCE

DATE	AMOUNT
04/15	$0.00

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007664
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

ILX RESORTS CORPORATION
SALES ACCOUNT
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007664	244,369.64	203,022.98

News from Wells Fargo

Credits

Deposits

Effective Date	Posted Date	Amount	Transaction Detail
	Apr 02	750.00	Deposit
	Apr 02	200.00	Deposit
	Apr 09	3,600.00	Deposit
	Apr 14	1,850.00	Deposit
	Apr 15	825.00	Deposit
	Apr 20	4,000.00	Deposit
	Apr 21	100.00	Deposit
	Apr 21	100.00	Deposit
	Apr 27	2,925.00	Deposit
	Apr 28	11,245.00	Deposit
		25,595.00	Total Deposits

Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	Apr 01	816.92	Merchant Bnkcd Deposit 100331 424201313881 Sedona Vacation Club
	Apr 01	363.00	American Express Settlement 100401 5023030174 Vca Tucson I5023030174
	Apr 02	805.38	American Express Settlement 100402 5020109005 D M R PROPER5020109005
	Apr 02	370.00	Merchant Bnkcd Deposit 100401 424201313881 Sedona Vacation Club
	Apr 05	13,938.49	Merchant Bnkcd Deposit 100402 424201313881 Sedona Vacation Club

Continued on next page

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number:	4945007565
Statement Start Date:	04/01/10
Statement End Date:	04/30/10

ILX RESORTS CORPORATION
DISBURSEMENT ACCOUNT
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

W0

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007565	0.00	0.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Mar 31	0.00		

Average Daily Ledger Balance 0.00

Thank you for banking with Wells Fargo.

Member FDIC

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007672
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

ILX RESORTS INC
RECORDING FEE ACCOUNT
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007672	349.13	349.13

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Mar 31	349.13		

Average Daily Ledger Balance 349.13

Thank you for banking with Wells Fargo.

Member FDIC

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007847
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

KOHLS RANCH LODGE MANAGERS OPERATING
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007847	2,826.37	3,005.84

News from Wells Fargo

Credits
Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	Apr 16	1,600.00	WT Seq#39226 Ilx Resorts Inc /Org=ilx Resorts Incorporated Srf# IN10041608455065 Trn#100416039226 Rfb# 000006113
	Apr 29	1,400.00	WT Seq#43261 Ilx Resorts Inc /Org=ilx Resorts Incorporated Srf# IN10042909532645 Trn#100429043261 Rfb# 000006132
		3,000.00	Total Electronic Deposits/ Bank Credits
		3,000.00	Total Credits

Debits
Checks Paid

Check #	Date	Amount	Check #	Date	Amount
18569	Apr 06	69.66	18573	Apr 09	72.00
18571*	Apr 05	115.18	18574	Apr 06	175.00
18572	Apr 02	49.74	18575	Apr 09	19.50

Continued on next page

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007706
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

ILX BELL ROCK INC
OPERATING
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007706	1,500.00	1,500.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Mar 31	1,500.00		

Average Daily Ledger Balance 1,500.00

Thank you for banking with Wells Fargo.

Member FDIC

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4121169080
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

ILX RESORTS INCORPORATED
PREMIERE VACATION CLUB ROUNDHOUSE RESORT
2111 E. HIGHLAND AVENUE, STE 200
PHOENIX AZ 85016

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4121169080	2,505.17	3,023.76

News from Wells Fargo

Credits
Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	Apr 29	1,300.00	WT Seq#43140 Ilx Resorts Inc /Org=ilx Resorts Incorporated Srf# IN10042909523803 Trn#100429043140 Rfb# 000006131
		1,300.00	Total Electronic Deposits/ Bank Credits
		1,300.00	Total Credits

Debits
Checks Paid

Check #	Date	Amount	Check #	Date	Amount
12627	Apr 05	157.00	12635	Apr 20	22.97
12628	Apr 06	18.00	12636	Apr 20	18.00
12629	Apr 06	58.21	12637	Apr 20	18.00
12630	Apr 13	78.09	12638	Apr 23	36.00
12631	Apr 13	24.00	12640*	Apr 23	13.57
12632	Apr 15	18.00	12641	Apr 27	53.57
12633	Apr 14	100.00	12642	Apr 29	18.00
12634	Apr 15	18.00			

Continued on next page

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007797
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

SEDONA SPA OPERATING ACCOUNT
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007797	3,314.74	4,136.93

News from Wells Fargo

Credits

Deposits

Effective Date	Posted Date	Amount	Transaction Detail
	Apr 07	1,574.02	Deposit
		1,574.02	Total Deposits

Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	Apr 02	228.25	Merchant Bnkcd Deposit 100401 424218596882 Sedona Spa
	Apr 05	207.56	Merchant Bnkcd Deposit 100402 424218596882 Sedona Spa
	Apr 07	664.41	Merchant Bnkcd Deposit 100406 424218596882 Sedona Spa
	Apr 08	131.55	Merchant Bnkcd Deposit 100407 424218596882 Sedona Spa
	Apr 09	386.99	Merchant Bnkcd Deposit 100408 424218596882 Sedona Spa
	Apr 12	92.49	American Express Settlement 100412 5020345872 Sedona Spa 5020345872
	Apr 12	68.57	Merchant Bnkcd Deposit 100409 424218596882 Sedona Spa
	Apr 13	24.48	Merchant Bnkcd Deposit 100410 424218596882 Sedona Spa
	Apr 14	516.99	Merchant Bnkcd Deposit 100413 424218596882 Sedona Spa
	Apr 15	211.44	Merchant Bnkcd Deposit 100414 424218596882 Sedona Spa
	Apr 16	686.62	American Express Settlement 100416 5020345872 Sedona Spa 5020345872

Continued on next page

WELLS FARGO

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

51,536 (CO182)

Account Number: 4944640853
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

ILX RESORTS INCORPORATED
ROUND HOUSE DEPOSITORY
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WELLSONE ACCOUNT 4944640853	0.00	0.00	0.00	0.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance	Date	Balance
Mar 31	0.00				

Average Daily Ledger Balance 0.00

WELLS FARGO

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

50,747 (CO182)

Account Number: 4944207729
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

ILX RESORTS INCORPORATED
KOHL'S RANCH LODGE DEPOSITORY
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WELLSONE ACCOUNT 4944207729	0.00	0.00	0.00	0.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance	Date	Balance
Mar 31	0.00				

Average Daily Ledger Balance 0.00

WELLS FARGO

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

50,746

Account Number:	(CD182)	4944207042
Statement Start Date:		04/01/10
Statement End Date:		04/30/10

ILX RESORTS INCORPORATED
BELL ROCK HOTEL DEPOSITORY
2111 E. HIGHLAND AVENUE, STE 200
PHOENIX AZ 85016

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WELLSONE ACCOUNT 4944207042	0.00	0.00	0.00	0.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance	Date	Balance
Mar 31	0.00				

Average Daily Ledger Balance 0.00

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007961
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

PREMIERE DEVELOPMENT MV DEPOSITORY
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007961	0.00	0.00

News from Wells Fargo

Credits
Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	Apr 01	788.88	Merchant Bnkcd Deposit 100331 424255262885 Ilx Resorts
	Apr 01	563.55	Merchant Bnkcd Deposit 100331 424255250880 Premiere Dev Sedona
	Apr 02	450.84	Merchant Bnkcd Deposit 100401 424255262885 Ilx Resorts
	Apr 02	112.71	Merchant Bnkcd Deposit 100401 424255250880 Premiere Dev Sedona
	Apr 02	30.77	American Express Settlement 100402 5020629119 Premiere DEV5020629119
	Apr 05	568.33	American Express Settlement 100405 5020629119 Premiere DEV5020629119
	Apr 05	527.33	Merchant Bnkcd Deposit 100402 424255250880 Premiere Dev Sedona
	Apr 05	218.19	American Express Settlement 100403 5020629218 Premiere DEV5020629218
	Apr 05	105.47	American Express Settlement 100405 5020629218 Premiere DEV5020629218
	Apr 05	30.77	American Express Settlement 100403 5020629119 Premiere DEV5020629119
	Apr 06	450.77	Merchant Bnkcd Deposit 100403 424255262885 Ilx Resorts
	Apr 06	270.68	Merchant Bnkcd Deposit 100403 424255250880 Premiere Dev Sedona

Continued on next page

CHASE

JPMorgan Chase Bank, N.A.
Arizona Market
P O Box 260180
Baton Rouge, LA 70826 - 0180

April 01, 2010 through April 30, 2010
Account Number: **000000009354454**

CUSTOMER SERVICE INFORMATION

If you have any questions about your statement, please contact your Customer Service Professional.

00000362 DDA 601 142 12110 - NNNNN T 1 000000000 60

THE INN AT LOS ABRIGADOS
CONCORD RECEIPTS ACCT
2111 E HIGHLAND AVE SUITE 210
PHOENIX AZ 85016-4733

Important Information About "Unlawful Internet Gambling"

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling. The term "unlawful Internet gambling," as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2(bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

CHECKING SUMMARY

Commercial Checking

	INSTANCES	AMOUNT
Beginning Balance		**$200.00**
Ending Balance	0	**$200.00**

Your service charges, fees and earnings credit have been calculated through account analysis.

CHASE

JPMorgan Chase Bank, N.A.
Arizona Market
P O Box 260180
Baton Rouge, LA 70826-0180

April 01, 2010 through April 30, 2010
Account Number: 000000001635067

CUSTOMER SERVICE INFORMATION

If you have any questions about your statement, please contact your Customer Service Professional.

00000286 DDA 801 142 12110 - NNNNN T 1 000000000 61
KOHL'S RANCH VACATION CLUB
CONCORD RECEIPTS ACCT
2111 E HIGHLAND AVE SUITE 210
PHOENIX AZ 85016-4733

00002860210100000321

Important Information About "Unlawful Internet Gambling"

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling. The term "unlawful Internet gambling," as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2(bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

CHECKING SUMMARY

Commercial Checking

	INSTANCES	AMOUNT
Beginning Balance		**$200.00**
Ending Balance	**0**	**$200.00**

Your service charges, fees and earnings credit have been calculated through account analysis.

CHASE

JPMorgan Chase Bank, N.A.
Arizona Market
P O Box 260180
Baton Rouge, LA 70826-0180

April 01, 2010 through April 30, 2010
Account Number: 000000022029517

CUSTOMER SERVICE INFORMATION

If you have any questions about your statement, please contact your Customer Service Professional.

00004259 DDA 601 211 12110 - NNNNN 1 000000000 63
ILX INC
FOR GOLDEN EAGLE RESORT
2111 E HIGHLAND AVE SUITE 210
PHOENIX AZ 85016-4733

Important Information About "Unlawful Internet Gambling"

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling. The term "unlawful Internet gambling," as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2(bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

CHECKING SUMMARY

Commercial Checking

	INSTANCES	AMOUNT
Beginning Balance		$200.00
Ending Balance	0	$200.00

Your service charges, fees and earnings credit have been calculated through account analysis.

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007714
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

THE INN AT LOS ABRIGADOS CONCORD RECEIPT
MARGARET EARDLEY
2111 E HIGHLAND AVE STE 210
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007714	0.00	0.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Mar 31	0.00		

Average Daily Ledger Balance 0.00

Thank you for banking with Wells Fargo. Member FDIC

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007805
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

KOHL'S RANCH VAC.CLUB CONCORD RECEIPTS
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007805	0.00	0.00

News from Wells Fargo

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Mar 31	0.00		

Average Daily Ledger Balance 0.00

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007615
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

ILX RESORTS CORPORATION
PAYROLL
2111 E HIGHLAND AVE STE 200
PHOENIX AZ 85016-4733

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For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007615	0.00	0.00

News from Wells Fargo

Credits
Electronic Deposits/ Bank Credits

Effective Date	Posted Date	Amount	Transaction Detail
	Apr 01	1,912.36	Zero Balance Account Transfer From 4121872923
	Apr 02	1,889.70	Zero Balance Account Transfer From 4121872923
	Apr 05	528.59	Zero Balance Account Transfer From 4121872923
	Apr 06	253,486.81	Zero Balance Account Transfer From 4121872923
	Apr 07	301.30	Zero Balance Account Transfer From 4121872923
	Apr 08	2,179.63	Zero Balance Account Transfer From 4121872923
	Apr 09	52,457.45	Zero Balance Account Transfer From 4121872923
	Apr 12	35,224.26	Zero Balance Account Transfer From 4121872923
	Apr 13	20,078.80	Zero Balance Account Transfer From 4121872923
	Apr 14	3,827.93	Zero Balance Account Transfer From 4121872923
	Apr 15	3,559.73	Zero Balance Account Transfer From 4121872923
	Apr 16	4,748.90	Zero Balance Account Transfer From 4121872923
	Apr 19	5,131.77	Zero Balance Account Transfer From 4121872923
	Apr 20	252,399.03	Zero Balance Account Transfer From 4121872923
	Apr 21	400.00	Zero Balance Account Transfer From 4121872923
	Apr 22	1,181.52	Zero Balance Account Transfer From 4121872923

Continued on next page

WELLS FARGO SECURITIES

Wells Fargo Securities, LLC
100 WEST WASHINGTON
PHOENIX, AZ 85003

THOMAS HEDGES
(602)378-4004

Statement Period
04/01/2010 - 04/30/2010

Your Investment Account(s)

ILX RESORTS INCORPORATED
ATTN MARGARET EARDLEY

Account Number
12820973

Account Value Summary

		Amount Last Statement Period		Amount This Statement Period	% Portfolio
Cash	$	0.00	$	0.00	0%
Money Market Mutual Funds		356,104.96		356,108.08	100%
Bonds		0.00		0.00	0%
Stocks		0.00		0.00	0%
Mutual Funds		0.00		0.00	0%
Unit Investment Trusts		0.00		0.00	0%
Other		0.00		0.00	0%
Total Account Value	$	356,104.96	$	356,108.08	100%
Value Change Since Last Statement Period			$	3.12	
Percent Increase Since Last Statement Period				0%	
Value Last Year-End			$	356,096.19	
Percent Increase Since Last Year-End				0%	

This summary does not reflect the value of unpriced securities or overnight repurchase agreements.

Income Summary

		This Period		Year-To-Date
Interest	$	0.00	$	0.00
Dividends/Capital Gains		0.00		0.00
Money Market Mutual Funds Dividends		3.12		11.89
Other		0.00		0.00
Income Total	$	3.12	$	11.89

Money Market Mutual Funds Summary

Description		Amount
Opening Balance	$	356,104.96
Deposits and Other Additions		0.00
Distributions and Other Subtractions		0.00
Income Earned		3.12
Closing Balance	$	356,108.08

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

Account Number: 4945007821
Statement Start Date: 04/01/10
Statement End Date: 04/30/10

KOHL'S RANCH WATER CO.
MARGARET EARDLEY
2111 E HIGHLAND AVE STE 210
PHOENIX AZ 85016-4733

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Ending Balance
WellsOne Account 4945007821	1,207.69	2,123.95

News from Wells Fargo

Credits
Deposits

Effective Date	Posted Date	Amount	Transaction Detail
	Apr 16	230.59	Deposit
	Apr 22	353.11	Deposit
	Apr 27	277.36	Deposit
	Apr 30	55.20	Deposit
		916.26	Total Deposits
		916.26	Total Credits

Daily Ledger Balance Summary

Date	Balance	Date	Balance
Mar 31	1,207.69	Apr 27	2,068.75
Apr 16	1,438.28	Apr 30	2,123.95
Apr 22	1,791.39		

Average Daily Ledger Balance 1,467.73